As filed with the SEC on March 2, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09010

TRANSAMERICA INVESTORS, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida		33716
(Address of principal executive offices)		(Zip code)

John K. Carter, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 - December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1: Report(s) to Shareholders. The Annual Report is attached.

President's Report	1

Transamerica Premier Diversified Equity Fund	2

Transamerica Premier Equity Fund	6

Transamerica Premier Focus Fund	9

Transamerica Premier Growth Opportunities Fund	12

Transamerica Premier Balanced Fund	15

Transamerica Premier High Yield Bond Fund	21

Transamerica Premier Cash Reserve Fund	26

Transamerica Premier Institutional Bond Fund	29

Transamerica Premier Institutional Equity Fund	33

Transamerica Premier Institutional Small/Mid Cap Value Fund	36

Transamerica Premier Institutional Diversified Equity Fund	39

Financial Statements

It is a pleasure to tell you that the Transamerica Premier Funds performed well in the twelve months ended December 31, 2005. All of the funds delivered positive returns, while our equity and balanced funds outpaced their benchmark indices.

To a certain extent, the funds' progress can be ascribed to the resilience of the U.S. economy, which withstood the test of rising interest rates and energy prices, devastating natural disasters and more. The steadily expanding economy, like the nation's high levels of productivity and relatively constrained inflation, was a major factor in the continued growth of corporate profits, earnings and stock prices.

To a greater extent, the funds' 2005 gains should be attributed to the judgment and team work of my colleagues at Transamerica Investment Management, LLC ("TIM"). As you will see in the following pages, their diligence and expertise in applying the long-term investment approach TIM has developed and refined over the course of several years made the difference in besting the funds' benchmarks.

Another reason for the strong results in 2005 is that we took steps during the year to enhance our investment capabilities and strengthen our team. In August 2005, TIM acquired another time-tested investment manager, one whose members, like myself, have years of experience in identifying positive, large-scale change and selecting securities strategically positioned to benefit from it. The addition of these seasoned portfolio managers and analysts broadened TIM's ability to find and monitor such long-term investment opportunities.

As we close the book on 2005, the economy continues to defy pundits who forecast its slowdown. Interest rates, though higher, are still attractive, and with inflation under control, there is strong reason to believe that the Federal Reserve will curtail its efforts to raise them higher. Job growth is relatively steady, providing the income that allows consumers to continue to spend. Following nearly three years of economic expansion, corporations are awash in cash, and we believe they too will spend in 2006, investing in plant and personnel.

In our view, all of this adds up to another year of solid progress for the economy and attractive gains for the securities markets. We believe such positive change bodes well for the individual holdings in the Transamerica Premier Funds.

Finally, please accept the thanks of everyone at TIM and the Transamerica Premier Funds for your continued investment.

Sincerely,

Gary U. Rollé
President

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Premier Funds. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the Transamerica Premier Funds.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

Lead Manager: Gary U. Rollé, Co-Portfolio Manager: Geoff Edelstein

Market Environment

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished 2005 with a modest gain of 4.91%. Most of the advance occurred in the final quarter as wary investors looked past sundry near-term worries to focus on a central fact: the U.S. economy continued to grow at an impressive rate without generating higher core inflation. Despite thirteen interest-rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. In the end, these outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding, corporate profits growing and stock prices rising.

For the year as a whole, the energy and utilities sectors were far and away the market leaders. The market's weakest areas included consumer stocks and telecommunications.

Performance

For the year ended December 31, 2005, Transamerica Premier Diversified Equity Fund, Investor Class returned 7.93%. By comparison its benchmark, the S&P 500 returned 4.91%.

Strategy Review

We focus on identifying powerful, long-term secular growth trends and quality companies positioned to benefit from them. For the past several years, these major long-term themes have included the digitization/personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure. The majority of the portfolio's holdings fall into one of these themes.

For example, our emphasis on the expanding global economy and infrastructure led us to invest in Suncor Energy Inc. ("Suncor"), Jacobs Engineering Group Inc. ("Jacobs") and Schlumberger Limited ("Schlumberger"). Alberta, Canada-based Suncor, the top contributor to results, has the potential to produce significant oil from tar sands, which it extracts through surface mining, melting and other recovery methods. With the recent rise in energy prices, Suncor has been able to raise capital to invest in doubling its output. Jacobs is a worldwide engineering firm involved in major infrastructure construction and refining projects, while Schlumberger provides services to oil-and-gas companies worldwide.

Under the technology theme, we chose SanDisk Corporation ("SanDisk"), Apple Computer, Inc. ("Apple") and Chicago Mercantile Exchange Holdings Inc. ("Chicago Mercantile Exchange"). SanDisk designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. Apple's business is booming because its iPODs make personal digital music players user friendly. Chicago Mercantile Exchange, one of the world's major futures exchanges, is at the forefront of the transition to electronic exchanges.

We were disappointed with, and sold our investments in, both Diebold, Incorporated ("Diebold") and United Parcel Service, Inc. ("UPS"). Diebold, a manufacturer and servicer of ATMs, recently introduced a new generation of machines, but sales and installation fell below expectations, resulting in lost market share. In our view, management did not have a cogent plan for rectifying the loss. As for UPS, it is growing along with global demand. However, it has struggled with domestic labor problems and made an acquisition that was poorly received by investors.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2005	One Year	Five Years	Since Inception*
Investor Class	7.93%	2.58%	4.76%
S&P 500 Index(1)	4.91%	0.54%	3.19%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class — April 1, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,124.90	1.15%	$6.16
Hypothetical[b]	1,000.00	1,019.41	1.15	5.85

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

Schedule of Investments — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 96.9%
Aerospace — 1.1%
United Technologies Corp.	30,000	$1,677
Air Transportation — 1.7%
FedEx Corp.	25,000	2,585
Amusement & Recreation Services — 1.0%
Disney (Walt) Co. (The)	60,000	1,438
Automotive — 3.1%
Harley-Davidson, Inc.	50,000	2,574
PACCAR, Inc.	30,000	2,077
		4,651
Beverages — 1.2%
PepsiCo, Inc.	30,000	1,772
Business Services — 2.3%
eBay, Inc.‡	80,000	3,460
Chemicals & Allied Products — 4.9%
Ecolab, Inc.	75,000	2,720
Monsanto Co.	30,000	2,326
Procter & Gamble Co.	40,000	2,315
		7,361
Commercial Banks — 1.3%
JP Morgan Chase & Co.	50,000	1,984
Communication — 0.9%
XM Satellite Radio Holdings, Inc. — Class A	50,000	1,364
Communications Equipment — 2.9%
QUALCOMM, Inc.	100,000	4,308
Computer & Data Processing Services — 3.2%
Microsoft Corp.	100,000	2,615
NAVTEQ Corp.‡	50,000	2,193
		4,808
Computer & Office Equipment — 6.5%
Apple Computer, Inc.‡	65,000	4,673
Sandisk Corp.‡	80,000	5,026
		9,699
Drug Stores & Proprietary Stores — 1.2%
Walgreen Co.	40,000	1,770
Electronic & Other Electric Equipment — 1.6%
General Electric Co.	70,000	2,453
Engineering & Management Services — 3.2%
Jacobs Engineering Group, Inc.‡	70,000	4,751
Holding & Other Investment Offices — 2.4%
Plum Creek Timber Co., Inc.	100,000	3,605
Hotels & Other Lodging Places — 4.0%
Marriott International, Inc. — Class A	50,000	3,349
MGM Mirage, Inc.‡	70,000	2,567
		5,916

	Shares	Value
Industrial Machinery & Equipment — 9.2%
Caterpillar, Inc.	80,000	$4,622
Donaldson Co., Inc.	50,000	1,590
Graco, Inc.	50,000	1,824
Illinois Tool Works, Inc.	35,000	3,080
Kennametal, Inc.	50,000	2,552
		13,668
Insurance — 4.3%
Progressive Corp. (The)	20,000	2,336
WellPoint, Inc.‡	50,000	3,990
		6,326
Medical Instruments & Supplies — 2.5%
Zimmer Holdings, Inc.‡	55,000	3,709
Motor Vehicles, Parts & Supplies — 1.6%
BorgWarner, Inc.	40,000	2,425
Oil & Gas Extraction — 5.1%
Anadarko Petroleum Corp.	20,000	1,895
Apache Corp.	40,000	2,741
Schlumberger, Ltd.	30,000	2,915
		7,551
Paper & Allied Products — 1.6%
3M Co.	30,000	2,325
Personal Services — 1.1%
Weight Watchers International, Inc.‡	34,500	1,705
Petroleum Refining — 2.1%
Suncor Energy, Inc.	50,000	3,157
Pharmaceuticals — 3.5%
Amgen, Inc.‡	35,000	2,760
Johnson & Johnson	40,000	2,404
		5,164
Primary Metal Industries — 1.2%
Hubbell, Inc. — Class B	40,000	1,805
Printing & Publishing — 3.5%
McGraw-Hill Cos., Inc. (The)	100,000	5,163
Research & Testing Services — 1.6%
Affymetrix, Inc.‡	50,000	2,388
Restaurants — 1.7%
Starbucks Corp.‡	85,000	2,551
Retail Trade — 2.0%
Staples, Inc.	130,000	2,952
Rubber & Misc. Plastic Products — 0.8%
Sealed Air Corp.‡	20,000	1,123
Security & Commodity Brokers — 6.3%
American Express Co.	100,000	5,146
Ameriprise Financial, Inc.	40,000	1,640
Chicago Mercantile Exchange	7,000	2,572
		9,358

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
Telecommunications — 1.0%
Verizon Communications, Inc.	50,000	$1,506
Transportation & Public Utilities — 1.4%
Expeditors International of Washington, Inc.	30,000	2,025
Water Transportation — 2.0%
Carnival Corp.	55,000	2,941
Wholesale Trade Durable Goods — 1.9%
Grainger (W.W.), Inc.	40,000	2,844
Total Common Stocks (cost: $122,572)		144,288
Total Investment Securities (cost: $122,572)@		$144,288
SUMMARY:
Investments, at value	96.9%	$144,288
Other assets less liabilities	3.1%	4,639
Net assets	100%	$148,927

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

DEFINITIONS:

@ Aggregate cost for Federal income tax purposes is $122,542. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $23,352 and $1,606, respectively. Net unrealized appreciation for tax purposes is $21,746.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

Lead Portfolio Manager: Gary U. Rollé, Team Portfolio Managers: Geoff Edelstein, Edward S. Han, Glenn Weirick

Market Environment

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished 2005 with a modest gain of 4.91%. Most of the advance occurred in the final quarter as wary investors looked past sundry near-term worries to focus on a central fact: the U.S. economy continued to grow at an impressive rate without generating higher core inflation. Despite thirteen interest-rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. In the end, these outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding, corporate profits growing and stock prices rising.

For the year as a whole, the energy and utilities sectors were far and away the market leaders. The market's weakest areas included consumer stocks and telecommunications.

Performance

For the year ended December 31, 2005, Transamerica Premier Equity Fund, Investor Class returned 15.96%. By comparison its benchmark the S&P 500 returned 4.91%.

Strategy Review

We focus on identifying powerful, long-term secular growth trends and quality companies positioned to benefit from them. For the past several years, these major long-term themes have included the digitization/personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure. The majority of the portfolio's top contributors to performance fall into one of these categories.

For example, in the area of technology and productivity, we chose SanDisk Corporation ("SanDisk"), which designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. At WellPoint, Inc. ("WellPoint"), a managed care company, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. During 2005, WellPoint began applying its efficient approach to Anthem, a managed care company with which it merged in 2004, and moved forward with the acquisition of yet another managed care company, WellChoice, Inc. The third top contributor, Genentech, Inc., is a biopharmaceuticals company specializing in cancer treatments that has had considerable success with recent drug trials (e.g., Avastin) and has a number of new medicines in development.

Among our expanding-global-infrastructure investments were Expeditors International, an established freight forwarding company, and Schlumberger Limited, a leading oil services business.

The price gains in these and other stocks were partially offset by losses for Lexmark International, Inc. ("Lexmark"), International Game Technology ("IGT") and XM Satellite Radio Holdings Inc. ("XM"). We exited both Lexmark (laser printers) and IGT (slot machines and other gambling devices) but continue to hold XM, where we view the downturn as temporary. A slowdown in sales at XM's major distributor, General Motors Corporation, and heightened competition has weighed on the stock price recently. However, the company continues to meet its targets for customer growth.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

	Average Annual Total Return
Total Returns As of December 31, 2005	One Year	Five Years	Ten Years	Since Inception*
Investor Class	15.96%	1.67%	12.26%	11.75%
S&P 500 Index(1)	4.91%	0.54%	9.07%	9.46%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class — October 2, 1995.

  **  Hypothetical illustration of $10,000 invested at December 31, 1995, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,161.90	1.14%	$6.21
Hypothetical[b]	1,000.00	1,019.46	1.14	5.80

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

Schedule of Investments — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 98.4%
Business Services — 5.4%
eBay, Inc.‡	290,000	$12,542
Moody's Corp.	170,000	10,441
		22,983
Chemicals & Allied Products — 6.4%
Praxair, Inc.	250,000	13,240
Procter & Gamble Co.	240,000	13,891
		27,131
Communication — 2.3%
XM Satellite Radio Holdings, Inc. — Class A‡	350,000	9,548
Communications Equipment — 5.1%
QUALCOMM, Inc.	500,000	21,540
Computer & Data Processing Services — 7.0%
Intuit, Inc.‡	250,000	13,325
Microsoft Corp.	630,000	16,474
		29,799
Computer & Office Equipment — 6.3%
Apple Computer, Inc.‡	175,000	12,581
Sandisk Corp.‡	225,000	14,134
		26,715
Drug Stores & Proprietary Stores — 3.1%
Walgreen Co.	300,000	13,278
Electronic & Other Electric Equipment — 2.6%
General Electric Co.	320,000	11,216
Engineering & Management Services — 3.2%
Jacobs Engineering Group, Inc.‡	200,000	13,574
Hotels & Other Lodging Places — 5.6%
Marriott International, Inc. — Class A	190,000	12,724
MGM Mirage, Inc.‡	300,000	11,001
		23,725
Industrial Machinery & Equipment — 3.1%
Caterpillar, Inc.	230,000	13,287
Insurance — 4.0%
WellPoint, Inc.‡	210,000	16,756
Management Services — 2.7%
Paychex, Inc.	300,000	11,436
Medical Instruments & Supplies — 3.0%
Zimmer Holdings, Inc.‡	190,200	12,827

	Shares	Value
Oil & Gas Extraction — 5.5%
Anadarko Petroleum Corp.	90,000	$8,527
Schlumberger, Ltd.	150,000	14,573
		23,100
Personal Services — 1.9%
Weight Watchers International, Inc.‡	160,000	7,909
Petroleum Refining — 2.4%
Suncor Energy, Inc.	160,000	10,101
Pharmaceuticals — 6.6%
Allergan, Inc.	120,000	12,955
Genentech, Inc.‡	160,000	14,800
		27,755
Printing & Publishing — 3.5%
McGraw-Hill Cos., Inc. (The)	285,000	14,715
Retail Trade — 3.0%
Staples, Inc.	560,000	12,718
Security & Commodity Brokers — 9.4%
American Express Co.	275,000	14,152
Ameriprise Financial, Inc.	220,000	9,020
Chicago Mercantile Exchange	45,000	16,537
		39,709
Transportation & Public Utilities — 3.0%
Expeditors International of Washington, Inc.	190,000	12,827
Trucking & Warehousing — 3.3%
United Parcel Service, Inc. — Class B	185,000	13,903
Total Common Stocks (cost: $340,636)		416,552
Total Investment Securities (cost: $340,636)@		$416,552
SUMMARY:
Investments, at value	98.4%	$416,552
Other assets less liabilities	1.6%	6,629
Net assets	100%	$423,181

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

DEFINITIONS:

@ Aggregate cost for Federal income tax purposes is $341,497. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $75,055 and $0, respectively. Net unrealized appreciation for tax purposes is $75,055.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER FOCUS FUND

Co-Portfolio Managers: Edward S. Han, Kirk Kim, Josh Shaskan, Greg Weirick

Market Environment

Throughout 2005, corporate earnings continued to grow, the economy expanded and inflation remained relatively tame. In spite of these positive factors, the U.S. stock market often struggled to make progress against two strong headwinds: higher energy prices and regular interest-rate increases by the Federal Reserve Board ("Fed"). Any sign of moderation in economic growth sparked a market rally, as investors reasoned that a slower economy might give the Fed cause to end its course of rates hikes sooner rather than later. Likewise, the market typically advanced whenever energy prices receded, leaving consumers with more income to spend elsewhere.

Against this backdrop, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned a modest 4.91%, reflecting strong performance in the energy and utilities sectors, offset by weakness among telecommunications and consumer discretionary stocks.

Performance

For the year ended December 31, 2005, Transamerica Premier Focus Fund, Investor Class returned 16.12%. By comparison its benchmark the S&P 500 returned 4.91%.

Strategy Review

Transamerica Premier Focus Fund outdistanced the benchmark by a wide margin, primarily due to individual stock selections in technology and healthcare.

As the name implies, Transamerica Premier Focus Fund concentrates on a limited number stocks — ideally, 20 to 25 of our "best ideas" from among the market's core and growth equities, regardless of size (i.e., market capitalization). Once a stock reaches our estimate of fair value, we are required to divest it in favor of new opportunities. Cash levels are permitted to rise as high as 40% of assets, if necessary, while we seek out businesses trading at a substantial discount to their discounted cash flow value. They also must possess savvy management and the ability to benefit from strong secular growth trends (e.g., new technologies), individual catalysts for growth (e.g., unique products or patents) and/or the progression of the economic cycle (e.g., expansion of the global economy).

The portfolio's top contributor for the year was SanDisk Corporation ("SanDisk"), which designs, manufactures and distributes worldwide a variety of "flash" memory products, such as the memory cards used in audio recorders and cameras. SanDisk also owns patents on this specialized technology, entitling it to royalties when its competitors manufacture these products. As more companies discover ways to utilize portable, ultra-compact memory in their products, SanDisk is growing rapidly.

Also making major contributions were Apple Computer, Inc., where growth is being driven the overwhelmingly positive response to its user-friendly portable music players (iPODs) and rising consumer demand for its computers; and Genentech, Inc. ("Genentech"), which develops cancer treatments. Genentech's success was due to positive results for products introduced in the past few years (e.g., Herceptin and Avastin) and a pipeline of new treatments under development.

Detracting from results were several consumer discretionary stocks, including Gemstar — TV Guide International, Inc. ("Gemstar"), a media company, and Tuesday Morning Corporation ("Tuesday Morning"), a discount retailer of household items. We exited Gemstar, which encountered fundamental problems in both core and new businesses. We also reduced our exposure to Tuesday Morning; fewer home sales and consumer worries about energy and borrowing costs have meant less spending on household items.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER FOCUS FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2005	One Year	Five Years	Since Inception*
Investor Class	16.12%	0.43%	13.23%
S&P 500 Index(1)	4.91%	0.54%	5.74%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class — July 1, 1997.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER FOCUS FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,170.70	1.31%	$7.17
Hypothetical[b]	1,000.00	1,018.60	1.31	6.67

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER FOCUS FUND

Schedule of Investments — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 93.0%
Business Services — 1.6%
Jupitermedia Corp.‡	122,620	$1,812
Chemicals & Allied Products — 2.8%
Praxair, Inc.	59,750	3,164
Communications Equipment — 4.7%
QUALCOMM, Inc.	122,940	5,296
Computer & Data Processing Services — 8.3%
GTECH Holdings Corp.	52,087	1,653
Intuit, Inc.‡	34,080	1,817
NAVTEQ Corp.‡	19,630	861
SafeNet, Inc.‡	66,671	2,148
Websense, Inc.‡	41,627	2,732
		9,211
Computer & Office Equipment — 16.9%
Apple Computer, Inc.‡	147,584	10,610
Sandisk Corp.‡	132,270	8,309
		18,919
Electronic & Other Electric Equipment — 3.0%
General Electric Co.	95,881	3,361
Engineering & Management Services — 4.2%
Jacobs Engineering Group, Inc.‡	69,115	4,691
Entertainment — 0.0%
International Game Technology	125	4
Furniture & Home Furnishings Stores — 0.0%
Tuesday Morning Corp.	1	—	☐
Holding & Other Investment Offices — 3.5%
Plum Creek Timber Co., Inc.	108,055	3,895
Hotels & Other Lodging Places — 1.3%
Marriott International, Inc. — Class A	21,080	1,412
Industrial Machinery & Equipment — 1.1%
Caterpillar, Inc.	21,830	1,261
Insurance — 6.0%
WellPoint, Inc.‡	83,270	6,644
Management Services — 2.2%
CRA International, Inc.‡	51,383	2,451
Medical Instruments & Supplies — 5.2%
Coherent, Inc.‡	73,900	2,193
Zimmer Holdings, Inc.‡	53,330	3,597
		5,790

	Shares	Value
Motion Pictures — 4.1%
Lions Gate Entertainment Corp.‡	58,060	$446
Macrovision Corp.‡	248,081	4,150
		4,596
Oil & Gas Extraction — 2.0%
Helmerich & Payne, Inc.	36,776	2,277
Personal Services — 3.9%
Weight Watchers International, Inc.‡	87,970	4,348
Pharmaceuticals — 12.3%
Allergan, Inc.	52,440	5,662
Cambrex Corp.	110,980	2,083
Genentech, Inc.‡	65,000	6,013
		13,758
Retail Trade — 3.3%
Blue Nile, Inc.‡	50,000	2,016
Petco Animal Supplies, Inc.‡	78,370	1,720
		3,736
Security & Commodity Brokers — 6.6%
American Express Co.	47,170	2,427
Chicago Mercantile Exchange	13,293	4,885
		7,312
Total Common Stocks (cost: $80,277)		103,938
Total Investment Securities (cost: $80,277)@		$103,938
SUMMARY:
Investments, at value	93.0%	$103,938
Other assets less liabilities	7.0%	7,767
Net assets	100%	$111,705

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

☐ Value is less than $1.

DEFINITIONS:

@ Aggregate cost for Federal income tax purposes is $80,355. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $24,403 and $820, respectively. Net unrealized appreciation for tax purposes is $23,583.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Co-Portfolio Managers: Edward S. Han, John Huber

Market Environment

Throughout 2005, corporate earnings continued to grow, the economy expanded and inflation remained relatively tame. In spite of these positive factors, the U.S. stock market often struggled to make progress against two strong headwinds: higher energy prices and regular interest-rate increases by the Federal Reserve Board ("Fed"). Any sign of moderation in economic growth sparked a market rally, as investors reasoned that a slower economy might give the Fed cause to end its course of rates hikes sooner rather than later. Likewise, the market typically advanced whenever energy prices receded, leaving consumers with more income to spend elsewhere.

Against this backdrop, the Russell Midcap Growth Index ("Russell Midcap Growth") rose 12.10%, led by 58% and 28% increases for other energy and utilities stocks, respectively. Consumer discretionary stocks lagged the market, returning just 2%.

Performance

For the year ended December 31, 2005, Transamerica Premier Growth Opportunities Fund, Investor Class returned 14.36%. By comparison its primary and former benchmarks, the Russell Midcap Growth and the Russell 2500 Growth Index returned 12.10% and 8.17%, respectively.

Strategy Review

The portfolio was underweighted in energy-related sectors and overweighted in consumer discretionary stocks throughout the twelve-month period. Nonetheless, it outpaced its benchmark, returning 14.36%, primarily due to strong relative performance in technology, financial services and transportation.

Our approach to stock selection emphasizes companies poised to benefit from strong secular growth trends and individual catalysts for growth. The portfolio's top contributors for the year — SanDisk Corporation ("SanDisk"), BlackRock, Inc. ("BlackRock") and Global Payments Inc. ("Global Payments") — are prime examples of these criteria.

SanDisk designs, manufactures and distributes worldwide a variety of "flash" memory products, such as the memory cards used in digital video recorders and cameras. In addition, SanDisk owns patents on this specialized technology, entitling it to royalties when its competitors manufacture these products. As more companies discover ways to utilize portable, ultra-compact memory in their products, SanDisk is growing very rapidly, while its vertical integration has helped it withstand increased competition.

BlackRock also has a competitive position. Considered a premier fixed-income investment manager, its services are in growing demand among baby-boomers seeking income-oriented investments for their retirement and pre-retirement portfolios. As for Global Payments, this well-managed processor of electronic transactions benefited from both cyclical and secular trends. The expanding U.S. economy boosted demand for its money transfer and merchant services as employment levels rose. Meanwhile, the increased use worldwide of electronic payments is driving its longer-term growth.

Since April, we have steadily added energy investments to the portfolio. While our selections (e.g., Grant Prideco, Inc.) delivered double-digit total returns, the relative underweighting in this top-performing sector hampered results. Also detracting from results were several consumer discretionary stocks, including Gemstar — TV Guide International, Inc. ("Gemstar"), a media company, and Tuesday Morning Corporation ("Tuesday Morning"), a discount retailer of household items. We exited Gemstar, which encountered fundamental problems in both core and new businesses. We also reduced our exposure to Tuesday Morning; fewer home sales and consumer worries about energy and borrowing costs have meant less spending on household items.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND WITH THE RUSSELL MID CAP GROWTH INDEX AND RUSSELL 2500 GROWTH INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2005	One Year	Five Years	Since Inception*
Investor Class	14.36%	2.46%	16.45%
Russell Mid Cap Growth Index(1)	12.10%	1.38%	7.63%
Russell 2500 Growth Index(1)	8.17%	2.77%	6.10%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 — 1-800-596-5323 — http://www.funds-sp.com

    The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap Growth companies with higher price-to-book ratios and higher forecasted growth value. The Russell Mid Cap Growth Index measures the performance of the 2500 smallest companies (approximately 17%) in the Russell 3000 Index (an index composed of the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. You cannot invest directly in an Index. For reporting periods through December 31, 2004, the Fund had selected the Russell 2500 Growth Index as its benchmark measure; however, the Russell Mid Cap Growth Index is more appropriate for comparison to the Fund.

  *  Investor Class — July 1, 1997.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,171.30	1.32%	$7.22
Hypothetical[b]	1,000.00	1,018.55	1.32%	6.72

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Schedule of Investments — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 96.8%
Amusement & Recreation Services — 1.5%
Station Casinos, Inc.	33,980	$2,304
Automotive — 1.6%
ITT Industries, Inc.	23,799	2,447
Commercial Banks — 1.1%
Wintrust Financial Corp.	31,710	1,741
Communication — 4.3%
Global Payments, Inc.	141,582	6,599
Computer & Data Processing Services — 7.9%
Digital Insight Corp.‡	110,570	3,540
McAfee, Inc.‡	105,000	2,849
NAVTEQ Corp.‡	86,310	3,786
THQ, Inc.‡	78,460	1,871
		12,046
Computer & Office Equipment — 4.6%
Sandisk Corp.‡	110,670	6,952
Engineering & Management Services — 4.6%
Jacobs Engineering Group, Inc.‡	103,220	7,005
Furniture & Home Furnishings Stores — 1.3%
Tuesday Morning Corp.	91,250	1,909
Hardware Stores — 3.7%
Fastenal Co.	142,730	5,594
Industrial Machinery & Equipment — 12.8%
Cooper Cameron Corp.‡	147,050	6,088
Graco, Inc.	161,590	5,895
Grant Prideco, Inc.‡	140,860	6,215
Kennametal, Inc.	26,120	1,333
		19,531
Management Services — 1.8%
ServiceMaster Co. (The)	224,356	2,681
Medical Instruments & Supplies — 4.1%
DENTSPLY International, Inc.	29,400	1,578
Techne Corp.‡	84,000	4,717
		6,295
Motion Pictures — 2.9%
Lions Gate Entertainment Corp.‡	381,990	2,934
Macrovision Corp.‡	90,230	1,510
		4,444

	Shares	Value
Paperboard Containers & Boxes — 2.9%
Packaging Corp. of America	192,430	$4,416
Personal Credit Institutions — 3.3%
Financial Federal Corp.	111,400	4,952
Personal Services — 7.9%
Jackson Hewitt Tax Service, Inc.	205,000	5,681
Weight Watchers International, Inc.‡	128,540	6,354
		12,035
Research & Testing Services — 3.6%
Affymetrix, Inc.‡	113,320	5,411
Restaurants — 2.7%
PF Chang's China Bistro, Inc.‡	82,690	4,104
Retail Trade — 4.1%
Blue Nile, Inc.‡	152,780	6,159
Security & Commodity Brokers — 5.2%
BlackRock, Inc. — Class A	72,410	7,855
Stone, Clay & Glass Products — 1.3%
Gentex Corp.	104,998	2,047
Telecommunications — 3.4%
NeuStar, Inc. — Class A‡	168,880	5,149
Transportation & Public Utilities — 10.2%
CH Robinson Worldwide, Inc.	204,050	7,556
Expeditors International of Washington, Inc.	117,780	7,951
		15,507
Total Common Stocks (cost: $107,895)		147,183
Total Investment Securities (cost: $107,895)@		$147,183
SUMMARY:
Investments, at value	96.8%	$147,183
Other assets less liabilities	3.2%	4,881
Net assets	100%	$152,064

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

DEFINITIONS:

@ Aggregate cost for Federal income tax purposes is $107,904. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $41,744 and $2,465, respectively. Net unrealized appreciation for tax purposes is $39,279.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Lead Equity Portfolio Manager: Gary U. Rollé, Lead Fixed Income Portfolio Manager: Heidi Y. Hu

Market Environment

The U.S. economy continued to grow at an impressive rate in 2005 without generating higher core inflation. Despite thirteen interest-rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. These factors outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding and stock prices rising. Buoyed by strong gains for energy and utilities stocks in particular, the Standard and Poor's 500 Composite Stock Index ("S&P 500") delivered a one-year total return of 4.91%.

The investment-grade U.S. bond market also delivered modestly positive results. Yields for shorter-term bonds followed interest rates higher, while yields for the longest-maturity bonds (e.g., 30-year Treasuries) declined, resulting in a flatter yield curve. Corporate and mortgage-backed securities delivered mildly positive results but underperformed Treasuries. The Lehman Brothers U.S. Government/Credit Index ("LBGC") advanced 2.37%.

Performance

For the year ended December 31, 2005, Transamerica Premier Balanced Fund, Investor Class, returned 5.81%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC returned 4.91% and 2.37%, respectively.

Strategy Review

The portfolio delivered a twelve month total return of 5.81%, well above the 3.89% for a 60%/40% blend of the abovementioned benchmarks. We attribute this to an aggressive asset allocation and outperformance by both the stock and bond portfolios.

We attribute the equity portfolio's outperformance to our practice of selecting stocks that fit into one of several long-term secular investment themes. In recent years, these themes have included the digitization/personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure.

For example, our emphasis on the expanding global economy and infrastructure led us to invest in Jacobs Engineering Group Inc., a worldwide engineering firm; Caterpillar Inc., a leading manufacturer of heavy construction equipment; and Anadarko Petroleum Corporation, an energy exploration and production company.

Under the technology theme, we chose SanDisk Corporation ("SanDisk"), the portfolio's top contributor for the year, and Diebold, Incorporated ("Diebold"), our weakest holding for the period. SanDisk designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. As for Diebold, this manufacturer and servicer of ATMs recently introduced a new generation of machines but nonetheless lost market share. In our view, management did not have a cogent plan for rectifying the loss. We exited the positioned.

The portfolio's bond portfolio outperformed its benchmark due to limited exposure to changing interest rates (i.e., duration) during most of the period, a "barbelled" duration strategy (i.e., investing in shorter- and longer-term rather than intermediate-term bonds), and an overweighting in carefully selected shorter-term corporate bonds. Within the corporate market, we avoided the troubled automotive sector and focused on short-term subordinated debt from high-quality companies, especially financial services providers.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BALANCED FUND
WITH S&P 500 INDEX AND LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX**

	Average Annual Total Return
Total Returns As of December 31, 2005	One Year	Five Years	Ten Years	Since Inception*
Investor Class	5.81%	4.83%	12.42%	12.35%
S&P 500 Index(1)	4.91%	0.54%	9.07%	9.46%
Lehman Brothers U.S. Government/Credit Index(1)	2.37%	6.10%	6.17%	6.49%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers U.S. Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index. You cannot invest directly in an Index.

  *  Investor Class — October 2, 1995.

  **  Hypothetical illustration of $10,000 invested at December 31, 1995, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,091.60	1.10%	$5.80
Hypothetical[b]	1,000.00	1,019.66	1.10	5.60

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2005

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments — December 31, 2005 — (all amounts except share amounts in thousands)

	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS — 6.9%
U.S. Treasury Bond
6.13% 11/15/2027	$2,400	$2,897
5.38% 02/15/2031	6,238	7,009
U.S. Treasury Note
3.50% 05/31/2007	1,300	1,284
4.13% 08/15/2008	1,960	1,950
4.13% 08/15/2010	440	436
4.50% 11/15/2010	660	664
4.25% 08/15/2015	3,770	3,722
4.50% 11/15/2015	2,562	2,584
U.S. Treasury STRIPS
Zero Coupon 05/15/2030	1,590	526
Total U.S. Government Obligations (cost: $20,995)		21,072
U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Fannie Mae
6.00% 09/01/2034	1,092	1,102
5.50% 05/01/2035	1,485	1,471
Total U.S. Government Agency Obligations (cost: $2,637)		2,573
CORPORATE DEBT SECURITIES — 19.1%
Agriculture — 0.3%
Dole Food Co., Inc. 8.63% 05/01/2009	475	489
Michael Foods, Inc. 8.00% 11/15/2013	280	288
		777
Amusement & Recreation Services — 0.2%
Harrah's Operating Co., Inc. 5.50% 07/01/2010	750	750
Asset-Backed — 1.2%
Harley-Davidson Motorcycle Trust, Series 2005-4, Class A1 4.78% 11/15/2010	1,913	1,913
Honda Auto Receivables Owner Trust, Series 2005-A Cl A3 4.46% 05/21/2009	690	685
MBNA Credit Card Master Note Trust, Series 2003-A6 Cl A6 2.75% 10/15/2010	1,250	1,194
		3,792
Beverages — 0.8%
Bottling Group LLC 2.45% 10/16/2006	1,100	1,079
Cia Brasileira de Bebidas 8.75% 09/15/2013	450	528
Coca-Cola Enterprises, Inc. 2.50% 09/15/2006	1,000	983
		2,590

	Principal Amount	Value
Business Credit Institutions — 0.9%
Pemex Finance, Ltd. 9.03% 02/15/2011	$1,080	$1,180
Textron Financial Corp. 2.69% 10/03/2006	1,500	1,478
		2,658
Business Services — 0.2%
Hertz Corp. — 144A 8.88% 01/01/2014	500	512
Chemicals & Allied Products — 1.3%
ICI Wilmington, Inc. 4.38% 12/01/2008	1,150	1,121
Lubrizol Corp. 4.63% 10/01/2009	1,640	1,609
Monsanto Co. 5.50% 07/30/2035	900	863
Nalco Co. 7.75% 11/15/2011	300	310
		3,903
Commercial Banks — 2.3%
Abbey National PLC[a] 7.35% 06/15/2049	1,000	1,018
Barclays Bank PLC[b] 6.28% 12/15/2034	782	787
Dresdner Funding Trust I — 144A 8.15% 06/30/2031	625	771
HBOS PLC — 144Ac 5.92% 09/01/2049	800	809
Mellon Bank NA 7.00% 03/15/2006	300	301
Sumitomo Mitsui Banking — 144Ad 5.63% 07/15/2049	1,420	1,417
US Bank NA 3.75% 02/06/2009	1,000	969
ZFS Finance USA Trust I — 144Ae 6.45% 12/15/2065	935	950
		7,022
Communication — 0.4%
COX Communications, Inc. 6.75% 03/15/2011	1,104	1,156
Computer & Office Equipment — 0.2%
Pitney Bowes, Inc. 5.00% 03/15/2015	750	742
Department Stores — 0.6%
Meyer (Fred) Stores, Inc. 7.45% 03/01/2008	1,500	1,564
Neiman-Marcus Group, Inc. — 144A 9.00% 10/15/2015	400	411
		1,975

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts except share amounts in thousands)

	Principal Amount	Value
Electric Services — 0.5%
DPL, Inc. 8.25% 03/01/2007	$318	$329
PSEG Funding Trust 5.38% 11/16/2007	1,250	1,252
		1,581
Electric, Gas & Sanitary Services — 0.3%
NiSource Finance Corp. 7.88% 11/15/2010	825	915
Food & Kindred Products — 0.5%
Campbell Soup Co. 6.90% 10/15/2006	1,000	1,013
Tyson Foods, Inc. 8.25% 10/01/2011	439	496
		1,509
Food Stores — 0.1%
Stater Brothers Holdings, Inc. 8.13% 06/15/2012	150	149
Gas Production & Distribution — 0.5%
Oneok, Inc. 5.51% 02/16/2008	1,560	1,567
Holding & Other Investment Offices — 1.3%
Berkshire Hathaway Finance Corp. 3.40% 07/02/2007	1,250	1,224
Hutchison Whampoa International, Ltd. — 144A 7.45% 11/24/2033	495	574
iStar Financial, Inc. 4.88% 01/15/2009	750	738
Plum Creek Timberlands, LP 5.88% 11/15/2015	580	589
Tanger Factory Outlet Centers REIT 6.15% 11/15/2015	785	794
		3,919
Hotels & Other Lodging Places — 0.3%
Station Casinos, Inc. 6.88% 03/01/2016	500	514
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63% 12/01/2014	325	318
		832
Industrial Machinery & Equipment — 0.1%
Cummins, Inc. 7.13% 03/01/2028	270	270
Insurance — 0.6%
Reinsurance Group of America[f] 6.75% 12/15/2065	955	965
Wellpoint Health Networks, Inc. 6.38% 06/15/2006	1,000	1,007
		1,972

	Principal Amount	Value
Metal Mining — 0.7%
Barrick Gold Finance, Inc. 7.50% 05/01/2007	$1,275	$1,313
Phelps Dodge Corp. 9.50% 06/01/2031	595	808
		2,121
Mortgage Bankers & Brokers — 0.8%
ILFC E-Capital Trust II — 144Ag 6.25% 12/21/2065	450	458
Kinder Morgan Finance Co. ULC — 144A 5.35% 01/05/2011	1,000	1,003
Rio Tinto Finance USA, Ltd. 5.75% 07/03/2006	1,000	1,005
		2,466
Motion Pictures — 0.2%
Time Warner, Inc. 9.13% 01/15/2013	500	593
Oil & Gas Extraction — 0.0%
Husky Oil, Ltd.[h] 8.90% 08/15/2028	135	145
Personal Credit Institutions — 0.3%
Ford Motor Credit Co. 6.88% 02/01/2006	750	748
HSBC Finance Capital Trust IXi 5.91% 11/30/2035	300	303
		1,051
Petroleum Refining — 0.1%
Valero Energy Corp. 7.50% 04/15/2032	250	305
Primary Metal Industries — 0.3%
Noranda, Inc. 6.00% 10/15/2015	770	779
Printing & Publishing — 0.5%
Media General, Inc. 6.95% 09/01/2006	820	827
News America Holdings, Inc. 7.75% 12/01/2045	480	552
		1,379
Radio & Television Broadcasting — 0.3%
Univision Communications, Inc. 3.88% 10/15/2008	888	854
Restaurants — 0.1%
Landry's Restaurants, Inc., Series B 7.50% 12/15/2014	250	235
Security & Commodity Brokers — 1.1%
BNP U.S. Funding LLC — 144Aj 7.74% 12/29/2049	1,000	1,047
E*Trade Financial Corp. 8.00% 06/15/2011	300	313

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts except share amounts in thousands)

	Principal Amount	Value
Security & Commodity Brokers (continued)
Lehman Brothers Holdings, Inc. 7.88% 08/15/2010	$1,000	$1,117
Residential Capital Corp. 6.38% 06/30/2010	770	783
		3,260
Telecommunications — 1.2%
America Movil SA de CV 5.50% 03/01/2014	550	545
SBC Communications, Inc. 5.75% 05/02/2006	1,000	1,003
Sprint Capital Corp. 4.78% 08/17/2006	1,250	1,249
Verizon Global Funding Corp. 6.13% 06/15/2007	1,000	1,017
		3,814
Water Transportation — 0.8%
Carnival Corp. 3.75% 11/15/2007	1,700	1,663
Royal Caribbean Cruises, Ltd. 8.75% 02/02/2011	570	647
		2,310
Wholesale Trade Nondurable Goods — 0.1%
Domino's, Inc. 8.25% 07/01/2011	400	420
Total Corporate Debt Securities (cost: $58,737)		58,323
	Shares	Value
PREFERRED STOCKS — 0.3%
Telecommunications — 0.3%
Centaur Funding Corp. — 144A‡	800	1,035
Total Preferred Stocks (cost: $891)		1,035
COMMON STOCKS — 67.7%
Air Transportation — 2.7%
FedEx Corp.	80,000	8,271
Automotive — 4.2%
Harley-Davidson, Inc.	130,000	6,694
PACCAR, Inc.	90,000	6,231
		12,925
Business Services — 1.4%
eBay, Inc.‡	100,000	4,325
Chemicals & Allied Products — 1.0%
Procter & Gamble Co.	53,625	3,104
Communication — 1.3%
XM Satellite Radio Holdings, Inc. — Class A‡	150,000	4,092
Communications Equipment — 2.8%
QUALCOMM, Inc.	200,000	8,616

	Shares	Value
Computer & Data Processing Services — 1.3%
Microsoft Corp.	150,000	$3,922
Computer & Office Equipment — 5.0%
Apple Computer, Inc.‡	80,000	5,751
Sandisk Corp.‡	150,000	9,423
		15,174
Drug Stores & Proprietary Stores — 1.2%
Walgreen Co.	80,000	3,541
Electronic & Other Electric Equipment — 1.1%
General Electric Co.	100,000	3,505
Engineering & Management Services — 4.4%
Jacobs Engineering Group, Inc.‡	200,000	13,574
Holding & Other Investment Offices — 0.6%
Plum Creek Timber Co., Inc.	50,000	1,803
Hotels & Other Lodging Places — 3.8%
Marriott International, Inc. — Class A	120,000	8,036
MGM Mirage, Inc.‡	100,000	3,667
		11,703
Industrial Machinery & Equipment — 6.3%
Caterpillar, Inc.	200,000	11,554
Kennametal, Inc.	150,000	7,656
		19,210
Insurance — 2.1%
WellPoint, Inc.‡	80,000	6,383
Medical Instruments & Supplies — 1.3%
Zimmer Holdings, Inc.‡	60,000	4,046
Oil & Gas Extraction — 5.0%
Anadarko Petroleum Corp.	40,000	3,790
Apache Corp.	70,000	4,796
Schlumberger, Ltd.	70,000	6,801
		15,387
Petroleum Refining — 2.1%
Suncor Energy, Inc.	100,000	6,313
Pharmaceuticals — 2.6%
Amgen, Inc.‡	100,000	7,886
Primary Metal Industries — 1.6%
Hubbell, Inc.-Class B	107,100	4,832
Printing & Publishing — 3.9%
McGraw-Hill Cos., Inc. (The)	230,000	11,875
Retail Trade — 0.9%
Staples, Inc.	120,000	2,725
Security & Commodity Brokers — 6.1%
American Express Co.	150,000	7,719
Ameriprise Financial, Inc.	86,526	3,548
Chicago Mercantile Exchange	20,000	7,350
		18,617

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
Transportation & Public Utilities — 2.7%
Expeditors International of Washington, Inc.	120,000	$8,101
Wholesale Trade Durable Goods — 2.3%
Grainger (W.W.), Inc.	100,000	7,110
Total Common Stocks (cost: $149,307)		207,040
Total Investment Securities (cost: $232,500)@		$290,043
SUMMARY:
Investments, at value	94.8%	$290,043
Other assets less liabilities	5.2%	15,849
Net assets	100%	$305,892

NOTES TO SCHEDULE OF INVESTMENTS:

a Abbey National PLC has a fixed coupon rate 7.35% until 10/15/2006, thereafter the coupon rate will reset every 5 years at the 5-Year CMT + 178BP, if not called.

b Barclays Bank PLC has a fixed coupon rate of 6.28% until 12/15/2034, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 155BP, if not called.

c HBOS PLC — 144A has a fixed coupon rate of 5.92% until 10/01/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 129.5BP, if not called.

d Sumitomo Matsui Banking — 144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

e ZFS Finance USA Trust I — 144A has a fixed coupon rate of 6.45% until 06/15/2016, thereafter the coupon rate will reset at 200BP+ highest of the 3-month US$ LIBOR, 10 Year CMT or 30 Year CMT, a max of 15%, if not called.

f Reinsurance Group of America has a fixed coupon rate of 6.75% until 12/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 266.5BP, if not called.

g ILFC E-Capital Trust II — 144A has a fixed coupon rate of 6.25% until 12/21/2015, thereafter the coupon rate will reset at 180BP+ highest of the 3-month US$ LIBOR, 10 Year CMT or 30 Year CMT, a max of 14.5%, if not called.

h Husky Oil, Ltd. has a fixed coupon rate of 8.90% until 8/15/2008, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 550BP, if not called.

i HSBC Finance Capital Trust IX has a fixed coupon rate 5.91% until 11/30/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 192.6BP, if not called.

j BNP U.S. Funding LLC — 144A has a fixed coupon rate 7.74% until 12/05/2007, thereafter the coupon rate will reset quarterly at the 1-week US$ LIBOR + 280BP, if not called.

‡ Non-income producing.

DEFINITIONS:

144A — 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $8,987 or 2.9% of the net assets of the Fund.

CMT — Constant Maturity Treasury Index

LIBOR — London Interbank Offer Rate

REIT — Real Estate Investment Trust

STRIPS — Separate Trading of Registered Interest and Principal of Securities

@ Aggregate cost for Federal income tax purposes is $232,525. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $59,637 and $2,119, respectively. Net unrealized appreciation for tax purposes is $57,518.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Lead Portfolio Manager: Peter O. Lopez, Team Portfolio Manager: Scott Dinsdale, Brian Westhoff

Market Environment

Non-investment grade bonds struggled in 2005, as price depreciation partially offset the high coupons (generally 5%+) paid by bonds in this sector. The decline in prices can be attributed to several factors, including very narrow credit spreads, a large influx of new supply and, perhaps most significantly, investor response to problems with General Motors Corporation's ("General Motors") debt.

During 2003 and 2004, strong demand for high-yield bonds pushed prices higher. Because bond yields and prices move in opposite directions, this caused yields in the sector to decline; in some cases, the additional yield on non-investment grade bonds was barely 1.00% greater than that available on certain investment-grade bonds. Recognizing that this narrow yield differential did not adequately compensate investors for the additional risks involved in high-yield securities, the market allowed high-yield prices to decline, thereby pushing yields higher. This was especially true for the lowest-rated bonds (e.g., CCC), where yield spreads had narrowed the most since 2003.

This trend was well underway when General Motor's debt was lowered to non-investment grade. Disturbed by this downgrading of one of the nation's largest companies, investors responded with considerable caution, especially where the lowest-quality bonds were concerned, and demand for high-yield bonds abated. As the year progressed, a surge in leveraged buyout activity caused a large and relatively swift increase in the supply of new issues. This shift in supply and demand also contributed to widespread price weakness in the high-yield market.

For the full twelve-month period, the broad market delivered a total return of 2.83%, as measured by the Merrill Lynch Cash Pay All-Quality High Yield Index. The Merrill Lynch High Yield Cash Pay BB-B Index ("ML High Yield BB-B"), which measures performance of the highest credit ratings among non-investment grade securities, held up better, generated a twelve-month total return of 3.12%.

Performance

For the year ended December 31, 2005, Transamerica Premier High Yield Fund, Institutional Class returned 3.08%. By comparison its primary and secondary benchmarks, ML High Yield BB-B and the Merrill Lynch U.S. High Yield, Cash Pay Index returned 3.12% and 2.81%, respectively.

Strategy Review

We began 2005 convinced that high-yield returns would be lower than during the prior two years, most likely in the range of 5% to 8%. With that in mind, we opted to reduce or eliminate any holdings that might prove vulnerable in a slower market and further increased our emphasis on the three key factors in our selection process: defensible competitive positions; sensible cash-flow management; and a commitment to reducing debt levels (i.e., de-leveraging).

Because of this heightened focus on quality companies, the portfolio was overweighted (vs. the index) in certain energy, gaming and consumer industries and underweighted in healthcare and automotive industries. For example, within the energy sector, we invested in several refinery and pipeline companies. These industries are generally less sensitive than oil and gas exploration-and-production companies to fluctuations in energy prices. Meanwhile, the portfolio contained no automotive or automobile-related bonds.

Throughout the year, we invested 5% to 10% of the portfolio's assets in convertible bonds. These hybrid securities pay regular income like a corporate bond but also have equity-like features that may protect their value when the bond market is weak.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE
MERRILL LYNCH HIGH YIELD, CASH PAY BB-B RATED INDEX AND THE MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2005	One Year	Five Years	Since Inception*
Institutional Class	3.08%	6.83%	5.05%
Investor Class	2.93%	6.55%	4.85%
Merrill Lynch High Yield, Cash Pay, BB-B Rated Index	3.12%	7.71%	5.94%
Merrill Lynch U.S. High Yield, Cash Pay Index	2.81%	8.76%	5.31%

The Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the market value weighted measure of approximately 1,500 BB and B rated bonds. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

  *  Institutional Class — July 1, 1998. Investor Class — July 1, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,026.10	0.90%	$4.60
Hypothetical[b]	1,000.00	1,020.67	0.90	4.58
Institutional Class
Actual	1,000.00	1,027.30	0.65	3.32
Hypothetical[b]	1,000.00	1,021.93	0.65	3.31

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At December 31, 2005

This chart shows the percentage breakdown by bond credit quality (Moody ratings) of the Fund's total investment securities.

Credit Rating Description

B1 – Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2 – More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3 – Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ba1 – Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2 – Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3 – More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Baa2 – Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3 – Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Caa1 – Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2 – Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa3 – Speculative, may be in default on their policyholder obligations or have other marked shortcomings.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of Investments — December 31, 2005 — (all amounts in thousands)

	Principal Amount	Value
CORPORATE DEBT SECURITIES — 88.0%
Aerospace — 1.7%
Vought Aircraft Industries, Inc. 8.00% 07/15/2011	$2,000	$1,880
Agriculture — 1.9%
Dole Food Co., Inc. 8.88% 03/15/2011	20	21
Michael Foods, Inc. 8.00% 11/15/2013	2,000	2,060
		2,081
Amusement & Recreation Services — 3.2%
Speedway Motorsports, Inc. 6.75% 06/01/2013	1,500	1,526
Virgin River Casino Corp./RBG LLC/B&BB, Inc. 9.00% 01/15/2012	1,000	1,025
Warner Music Group 7.38% 04/15/2014	1,000	997
		3,548
Automotive — 1.6%
General Motors Acceptance Corp. 6.75% 12/01/2014	2,000	1,802
Automotive Dealers & Service Stations — 4.5%
Asbury Automotive Group, Inc. 8.00% 03/15/2014	2,000	1,920
Group 1 Automotive, Inc. 8.25% 08/15/2013	1,000	950
Petro Stopping Centers, LP/Petro Financial Corp. 9.00% 02/15/2012	2,000	2,020
		4,890
Business Services — 5.7%
Aearo Co. I 8.25% 04/15/2012	1,000	1,020
Cardtronics, Inc. — 144A 9.25% 08/15/2013	1,000	1,000
Hertz Corp. — 144A 8.88% 01/01/2014	2,000	2,047
Jacuzzi Brands, Inc. 9.63% 07/01/2010	2,000	2,135
		6,202
Chemicals & Allied Products — 3.8%
Innophos, Inc. — 144A 9.63% 08/15/2014	1,000	1,012
Nalco Co. 8.88% 11/15/2013	2,000	2,105
Resolution Performance Products LLC/RPP Capital Corp. 8.00% 12/15/2009	1,000	1,025
		4,142

	Principal Amount	Value
Communication — 3.8%
American Tower Corp. 7.13% 10/15/2012	$1,000	$1,035
Intelsat Bermuda, Ltd. — 144A 8.25% 01/15/2013	1,000	1,015
Kabel Deutschland GmbH — 144A 10.63% 07/01/2014	2,000	2,115
		4,165
Communications Equipment — 2.7%
American Towers, Inc. 7.25% 12/01/2011	1,000	1,045
Inmarsat Finance PLC[a] 0.00% 11/15/2012	1,000	839
New Skies Satellites NV 9.13% 11/01/2012	1,000	1,074
		2,958
Department Stores — 1.9%
Neiman-Marcus Group, Inc. — 144A 10.38% 10/15/2015	2,000	2,042
Electric Services — 0.7%
Tenaska Alabama Partners, LP — 144A 7.00% 06/30/2021	745	753
Fabricated Metal Products — 1.4%
Commercial Vehicle Group, Inc. — 144A 8.00% 07/01/2013	1,500	1,489
Finance — 1.0%
American Real Estate Partners, LP 8.13% 06/01/2012	1,000	1,042
Food & Kindred Products — 1.9%
Doane Pet Care Co. — 144A 10.63% 11/15/2015	1,000	1,047
Reddy Ice Holdings, Inc.[b] 0.00% 11/01/2012	1,250	1,000
		2,047
Food Stores — 3.6%
Albertson's, Inc. 7.25% 05/01/2013	1,000	986
Pathmark Stores, Inc. 8.75% 02/01/2012	1,000	939
Stater Brothers Holdings, Inc. 8.13% 06/15/2012	2,000	1,990
		3,915
Gas Production & Distribution — 6.6%
Atlas Pipeline Partners, LP — 144A 8.13% 12/15/2015	1,500	1,521
Dynegy Holdings, Inc. — 144A 10.13% 07/15/2013	1,000	1,135
EL Paso Production Holding Co. 7.75% 06/01/2013	1,000	1,042

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts in thousands)

	Principal Amount	Value
Gas Production & Distribution (continued)
Pacific Energy Partners, LP/Pacific Energy Finance Corp. — 144A 6.25% 09/15/2015	$1,000	$990
SemGroup, LP — 144A 8.75% 11/15/2015	1,000	1,027
Targa Resources, Inc. — 144A 8.50% 11/01/2013	1,500	1,545
		7,260
Health Services — 0.5%
Genesis HealthCare Corp. 8.00% 10/15/2013	500	529
Hotels & Other Lodging Places — 2.9%
Intrawest Corp. 7.50% 10/15/2013	1,000	1,017
Majestic Star Casino LLC/Majestic Star Casino Cap 9.50% 10/15/2010	1,000	1,057
Mandalay Resort Group 9.38% 02/15/2010	58	64
Station Casinos, Inc. 6.88% 03/01/2016	1,000	1,027
		3,165
Industrial Machinery & Equipment — 5.6%
Case New Holland, Inc. 9.25% 08/01/2011	1,000	1,075
Douglas Dynamics LLC — 144A 7.75% 01/15/2012	1,000	970
Gardner Denver, Inc. 8.00% 05/01/2013	1,000	1,055
Goodman Global Holding Co., Inc. — 144A 7.88% 12/15/2012	1,000	935
Mueller Group, Inc. 10.00% 05/01/2012	2,000	2,135
		6,170
Mortgage Bankers & Brokers — 4.4%
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp., Series Bc 0.00% 10/01/2014	1,625	1,190
Da-Lite Screen Co., Inc. 9.50% 05/15/2011	500	527
Innophos Investments Holdings, Inc. — 144A* 12.34% 02/15/2015	1,151	1,089
Stripes Acquisition LLC/Susser Finance Corp. — 144A 10.63% 12/15/2013	2,000	2,040
		4,846
Oil & Gas Extraction — 8.5%
Chaparral Energy, Inc. — 144A 8.50% 12/01/2015	1,500	1,560
Chesapeake Energy Corp. — 144A 6.50% 08/15/2017	1,000	1,010
Delta Petroleum Corp. 7.00% 04/01/2015	1,000	928

	Principal Amount	Value
Oil & Gas Extraction (continued)
Energy Partners, Ltd. 8.75% 08/01/2010	$1,000	$1,030
Mission Resources Corp. 9.88% 04/01/2011	1,000	1,055
Ocean Rig Norway AS — 144A 8.38% 07/01/2013	1,000	1,070
Petrobras International Finance Co. 7.75% 09/15/2014	1,500	1,628
Whiting Petroleum Corp. — 144A 7.00% 02/01/2014	1,000	1,008
		9,289
Paper & Allied Products — 1.3%
Graphic Packaging International Corp. 9.50% 08/15/2013	1,500	1,440
Paperboard Containers & Boxes — 0.9%
Graham Packaging Co., Inc. 9.88% 10/15/2014	1,000	980
Petroleum Refining — 1.0%
Premcor Refining Group (The), Inc. 9.25% 02/01/2010	1,000	1,084
Primary Metal Industries — 1.8%
Edgen Acquisition Corp. 9.88% 02/01/2011	1,000	975
Texas Industries, Inc. — 144A 7.25% 07/15/2013	1,000	1,043
		2,018
Printing & Publishing — 0.9%
Jostens IH Corp. 7.63% 10/01/2012	1,000	1,010
Radio & Television Broadcasting — 1.8%
Sirius Satellite Radio, Inc. — 144A 9.63% 08/01/2013	2,000	1,980
Restaurants — 3.5%
Carrols Corp. 9.00% 01/15/2013	1,000	978
Denny's Corp./Denny's Holdings, Inc. 10.00% 10/01/2012	1,000	1,020
Landry's Restaurants, Inc., Series B 7.50% 12/15/2014	2,000	1,880
		3,878
Security & Commodity Brokers — 2.3%
American Real Estate Partners, LP/American Real Estate Finance Corp. — 144A 7.13% 02/15/2013	1,000	1,005
E*Trade Financial Corp. 8.00% 06/15/2011	1,500	1,568
		2,573

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts in thousands)

	Principal Amount	Value
Stone, Clay & Glass Products — 0.9%
Owens-Brockway 8.25% 05/15/2013	$1,000	$1,038
Telecommunications — 1.0%
UbiquiTel Operating Co. 9.88% 03/01/2011	1,000	1,113
Water Transportation — 1.0%
Gulfmark Offshore, Inc. 7.75% 07/15/2014	1,000	1,045
Wholesale Trade Durable Goods — 1.8%
Leslie's Poolmart 7.75% 02/01/2013	1,000	1,008
Wesco Distribution, Inc. — 144A 7.50% 10/15/2017	1,000	1,011
		2,019
Wholesale Trade Nondurable Goods — 1.9%
Domino's, Inc. 8.25% 07/01/2011	1,959	2,057
Total Corporate Debt Securities (cost: $95,405)		96,450
CONVERTIBLE BOND — 9.5%
Aerospace — 0.9%
Armor Holdings, Inc.[d] 2.00% 11/01/2024	1,000	994
Amusement & Recreation Services — 0.9%
Virgin River Casino Corp./RBG LLC/B&BB, Inc.[e] 0.00% 01/15/2013	1,500	1,039
Computer & Data Processing Services — 1.6%
Openwave Systems, Inc. 2.75% 09/09/2008	1,500	1,712
Computer & Office Equipment — 2.0%
Scientific Games Corp. 0.75% 12/01/2024	1,000	1,076
Scientific Games Corp. — 144A 0.75% 12/01/2024	1,000	1,076
		2,152
Electronic Components & Accessories — 1.8%
Intel Corp. — 144A 2.95% 12/15/2035	2,000	1,962

	Principal Amount	Value
Manufacturing Industries — 1.4%
Shuffle Master, Inc. 1.25% 04/15/2024	$1,500	$1,579
Radio, Television & Computer Stores — 0.9%
Guitar Center, Inc. 4.00% 07/15/2013	650	968
Total Convertible Bond (cost: $10,421)		10,406
Total Investment Securities (cost: $105,820)@		$106,856
SUMMARY:
Investments, at value	97.5%	$106,856
Other assets less liabilities	2.5%	2,686
Net assets	100%	$109,542

NOTES TO SCHEDULE OF INVESTMENTS:

* Floating or variable rate note. Rate is listed as of December 31, 2005.

a Inmarsat Finance PLC has a coupon rate of 0.00% until 11/15/2008, thereafter the coupon rate will be 10.38%.

b Reddy Ice Holdings, Inc. has a coupon rate of 0.00% until 11/01/2008, thereafter the coupon rate will be 10.50%.

c Crystal US Holdings LLC/Crystal US Sub 3 Corp., Series B has a coupon rate of 0.00% until 10/01/2009, thereafter a coupon rate 10.50%.

d Armor Holding, Inc. has a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

e Virgin River Casino Corp./RBG LLC/B&BB, Inc. has a coupon rate of 0.00% until 01/15/2009, thereafter the coupon rate will be 12.75%.

DEFINITIONS:

144A — 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $36,497 or 33.3% of the net assets of the Fund.

@ Aggregate cost for Federal income tax purposes is $105,824. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,091 and $1,058, respectively. Net unrealized appreciation for tax purposes is $1,032.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,017.80	0.25%	$1.27
Hypothetical[b]	1,000.00	1,023.95	0.25	1.28

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
At December 31, 2005

This chart shows the percentage breakdown by maturity distribution of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

Schedule of Investments — December 31, 2005 — (all amounts in thousands)

	Principal Amount	Value
COMMERCIAL PAPER — 89.4%
Asset-Backed — 3.4%
CAFCO LLC — 144A 4.19% 01/13/2006	$700	$699
4.17% 01/19/2006	250	250
4.33% 02/13/2006	380	378
		1,327
Automotive — 4.6%
BMW US Capital LLC — 144A 4.08% 01/05/2006	300	300
4.25% 01/19/2006	800	798
Harley-Davidson, Inc. — 144A 4.30% 01/27/2006	700	698
		1,796
Beer, Wine & Distilled Beverages — 2.5%
Anheuser-Busch Cos., Inc. — 144A 4.27% 02/09/2006	1,000	995
Business Credit Institutions — 14.0%
Caterpillar Financial Services Corp. 5.95% 05/01/2006	1,900	1,909
Old Line Funding Corp. — 144A 4.28% 01/04/2006	1,200	1,199
4.27% 01/20/2006	670	668
Paccar Financial Corp. 4.00% 01/12/2006	1,000	999
4.13% 01/24/2006	750	748
		5,523
Commercial Banks — 17.9%
Bank of America Corp. 4.20% 01/20/2006	350	349
7.20% 04/15/2006	500	501
Barclays U.S. Funding Corp. 4.00% 01/05/2006	650	650
4.03% 01/11/2006	350	350
4.30% 02/27/2006	750	745
Ranger Funding Co. LLC — 144A 3.98% 01/03/2006	850	850
Royal Bank of Scotland 4.15% 01/31/2006	1,100	1,096
4.23% 02/01/2006	200	199
Toronto-Dominion Bank — 144A 4.28% 02/03/2006	500	498
UBS Finance Delaware LLC 4.29% 03/01/2006	200	199
4.31% 03/02/2006	1,638	1,626
		7,063
Computer & Data Processing Services — 4.7%
IBM Capital, Inc. — 144A 4.39% 03/08/2006	1,383	1,372
4.37% 03/09/2006	500	496
		1,868

	Principal Amount	Value
Food & Kindred Products — 4.6%
Nestle Capital Corp. — 144A 4.12% 01/09/2006	$1,800	$1,798
Holding & Other Investment Offices — 4.6%
Quebec Province — 144A 4.26% 01/27/2006	1,800	1,794
Insurance — 3.6%
Metlife Funding, Inc. 4.14% 01/23/2006	1,400	1,396
Mortgage Bankers & Brokers — 1.5%
Ciesco LLC — 144A 4.15% 01/09/2006	600	599
Oil & Gas Extraction — 2.5%
BP Amoco Capital PLC 4.01% 01/17/2006	1,000	998
Personal Credit Institutions — 13.8%
American Honda Finance Corp. 4.07% 01/18/2006	1,300	1,297
4.07% 01/23/2006	450	449
General Electric Capital Corp. 4.06% 01/17/2006	550	549
4.19% 02/06/2006	800	797
4.36% 02/21/2006	250	248
5.35% 03/30/2006	300	301
Toyota Motor Credit Corp. 4.16% 01/10/2006	400	400
4.15% 01/30/2006	950	947
4.17% 02/07/2006	450	448
		5,436
Security & Commodity Brokers — 4.7%
Goldman Sachs Group, Inc., Series B, Note, (MTN) 4.35% 04/20/2006	1,850	1,851
Telecommunications — 4.0%
Verizon Global Funding Corp. — 144A 4.25% 01/19/2006	1,140	1,137
Verizon Network Funding 4.26% 01/11/2006	450	449
		1,586
Wholesale Trade Durable Goods — 3.0%
Procter & Gamble Co. — 144A 4.09% 01/25/2006	1,200	1,197
Total Commercial Paper (cost: $35,227)		35,227
SHORT-TERM OBLIGATIONS — 4.4%
Wells Fargo Financial, Inc. 6.13% 02/15/2006	900	902
Merrill Lynch & Co., Inc. 6.25% 01/15/2006	500	500
6.15% 01/26/2006	350	351
Total Short-Term Obligations (cost: $1,753)		1,753

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts in thousands)

	Principal Amount	Value
CERTIFICATES OF DEPOSIT — 5.5%
Toronto-Dominion Bank, Ltd. 4.47% 03/31/2006	$1,400	$1,400
Wells Fargo Bank NA CD 4.28% 01/20/2006	750	750
Total Certificates of Deposit (cost: $2,150)		2,150
Total Investment Securities (cost: $39,130)@		$39,130
SUMMARY:
Investments, at value	99.3%	$39,130
Other assets less liabilities	0.7%	275
Net assets	100%	$39,405

DEFINITIONS:

144A — 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $15,726 or 39.9% of the net assets of the Fund.

@ As of December 31, 2005, there was no difference between the Fund's federal income tax cost of investments and the Fund's financial statement cost of investments.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

Lead Portfolio Manager: Heidi Y. Hu, Co-Portfolio Managers: Greg Haendel, Peter O. Lopez

Market Environment

The investment-grade U.S. bond market delivered modestly positive results in 2005. Throughout the year, the Federal Reserve Board ("Fed") steadily raised the target level for a key short-term interest rate, the federal funds rate. As that rate moved from 2.25% to 4.25%, yields for shorter-term bonds followed suit. Meanwhile, yields for the longest-maturity bonds (e.g., 30-year Treasuries) declined over the course of the year, resulting in a flatter yield curve. Long-term bonds were responding to inflationary pressures, which remained relatively contained; and foreign demand for U.S. Treasury securities, which was relatively strong.

Corporate and mortgage-backed securities also delivered mildly positive results but underperformed Treasuries. Corporate spreads (i.e., the difference between corporate and Treasury yields for similar-maturity bonds) widened, primarily due to concerns about "shareholder orientation" — that is, worries that companies might deploy their available cash in ways that weaken corporate balance sheets, negatively impacting companies' creditworthiness. Mortgage-backed securities underperformed due to a decline in institutional demand.

Against this backdrop, the Lehman Brothers Aggregate Bond Index ("LBAB") advanced 2.43% for the twelve-month period. For the eleven months since Transamerica Premier Institutional Bond Fund's inception, the LBAB rose 1.79%.

Performance

From its inception February 1, 2005, through December 31, 2005, Transamerica Premier Institutional Bond Fund, Institutional Class returned 1.53%. By comparison its benchmark, the LBAG returned 1.79%.

Strategy Review

Throughout the period we focused on effective management of the portfolio's exposure to changing interest rates (i.e., duration), including a "barbelled" duration strategy, and an overweighting in carefully selected shorter-term corporate bonds.

We were convinced that the economy was growing at a healthy pace and that, as a result, the Fed would continue to raise short-term rates, to the detriment of bond prices. Therefore, until the fourth quarter, we limited the portfolio's overall exposure to rising rates and the associated principal erosion. In the fourth quarter, we increased duration, in the belief that consumer spending was slowing, inflationary pressures would ease and long-term bonds would rally.

To benefit from a flattening yield curve, we focused on the ends of the maturity spectrum, investing mostly in shorter- and longer-term securities. Short-term securities allowed us to add to current income, because we regularly reinvested proceeds from maturing securities into new and higher-yield issues in a rising-rate environment. Emphasizing securities at the long end of the spectrum allowed us to capture price appreciation, especially when long-term bonds rallied in the fourth quarter.

The portfolio's overweighting in the underperforming corporate bond sector was more than offset by the results of our individual corporate holdings. For example, we avoided the troubled automotive sector; favored shorter-term bonds because they are less susceptible to interest-rate movements; and emphasized subordinated debt, especially from high-quality banks and financial services companies. Subordinated or not, all of a company's bonds are backed by the fundamental strength of its business model and financial performance. However, a company's unsubordinated bonds generally have higher yields.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX**

Total Returns As of December 31, 2005	Total Return Since Inception*
Institutional Class	1.53%
Lehman Brothers Aggregate Bond Index(1)	1.79%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 — 1-800-596-5323 — http://www.funds-sp.com

    The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index of government and corporate bonds that are investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in an Index.

  *  Institutional Class — February 1, 2005. Periods of less than one year are not annualized.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Institutional Class
Actual	$1,000.00	$1,001.70	0.52%	$2.62
Hypothetical[b]	1,000.00	1,022.58	0.52	2.65

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2005

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

Schedule of Investments — December 31, 2005 — (all amounts in thousands)

	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS — 28.8%
U.S. Treasury Bond 6.13% 11/15/2027	$31	$37
5.38% 02/15/2031	73	82
U.S. Treasury Note 4.25% 11/30/2007	40	40
4.38% 11/15/2008	40	40
4.38% 12/15/2010	30	30
4.25% 08/15/2015	5	5
4.50% 11/15/2015	56	57
U.S. Treasury STRIPS 0.00% 05/15/2030	15	5
Total U.S. Government Obligations (cost: $294)		296
U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.0%
Fannie Mae 5.50% 03/01/2018	18	18
6.00% 05/01/2032	16	16
6.00% 08/01/2034	17	17
5.50% 05/01/2035	19	18
5.50% 05/01/2035	19	19
5.00% 07/01/2035	49	47
Freddie Mac — Gold Pool 4.90% 11/03/2008	10	10
5.50% 11/01/2018	18	18
6.00% 11/01/2033	15	15
5.50% 02/01/2035	18	18
5.50% 06/01/2035	18	18
5.00% 07/01/2035	24	23
Total U.S. Government Agency Obligations (cost: $242)		237
CORPORATE DEBT SECURITIES — 44.9%
Amusement & Recreation Services — 0.8%
Harrah's Operating Co., Inc. 5.50% 07/01/2010	8	8
Asset-Backed — 4.8%
Honda Auto Receivables Owner Trust, Series 2005-A Cl A3 4.46% 05/21/2009	7	7
MBNA Credit Card Master Note Trust, Series 2003-A6 Cl A6 2.75% 10/15/2010	26	25
USAA Auto Owner Trust, Series 2005-3, Class A2 4.52% 06/16/2008	17	17
		49
Beer, Wine & Distilled Beverages — 0.2%
Foster's Finance Corp. — 144A 5.88% 06/15/2035	2	2
Chemicals & Allied Products — 6.7%
Cytec Industries, Inc. 5.50% 10/01/2010	5	5
Dow Chemical Co. (The) 5.00% 11/15/2007	6	6

	Principal Amount	Value
Chemicals & Allied Products (continued)
ICI Wilmington, Inc. 4.38% 12/01/2008	$20	$19
Lubrizol Corp. 4.63% 10/01/2009	15	15
Monsanto Co. 5.50% 07/30/2035	5	5
Praxair, Inc. 6.63% 10/15/2007	18	19
		69
Commercial Banks — 1.0%
Popular North America, Inc. 5.20% 12/12/2007	10	10
Electric Services — 3.9%
Dominion Resources, Inc. 3.66% 11/15/2006	10	10
FPL Group Capital, Inc. 4.09% 02/16/2007	10	10
PSEG Funding Trust 5.38% 11/16/2007	20	20
		40
Food & Kindred Products — 1.4%
Tyson Foods, Inc. 8.25% 10/01/2011	8	9
WM Wrigley Jr. Co. 4.65% 07/15/2015	5	5
		14
Food Stores — 1.5%
Safeway, Inc. 6.50% 03/01/2011	15	16
Gas Production & Distribution — 1.3%
Oneok, Inc. 5.51% 02/16/2008	13	13
Holding & Other Investment Offices — 3.4%
iStar Financial, Inc. 4.88% 01/15/2009	20	20
Plum Creek Timberlands, LP 5.88% 11/15/2015	5	5
Tanger Factory Outlet Centers REIT 6.15% 11/15/2015	10	10
		35
Industrial Machinery & Equipment — 0.2%
Cummins, Inc. 7.13% 03/01/2028	2	2
Insurance — 2.6%
International Lease Finance Corp. 5.63% 06/01/2007	17	17
Reinsurance Group of America[a] 6.75% 12/15/2065	10	10
		27

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts in thousands)

	Principal Amount	Value
Insurance Agents, Brokers & Service — 0.5%
Metlife, Inc. 5.00% 06/15/2015	$5	$5
Metal Mining — 1.0%
Barrick Gold Finance, Inc. 7.50% 05/01/2007	10	10
Mortgage Bankers & Brokers — 1.9%
Countrywide Home Loans, Inc. 5.50% 08/01/2006	10	10
Kinder Morgan Finance Co. ULC — 144A 5.35% 01/05/2011	10	10
		20
Motion Pictures — 1.7%
Time Warner, Inc. 9.13% 01/15/2013	15	18
Oil & Gas Extraction — 0.2%
Nexen, Inc. 5.88% 03/10/2035	2	2
Personal Credit Institutions — 1.0%
General Electric Capital Corp. 4.25% 01/15/2008	10	10
Petroleum Refining — 0.1%
Valero Energy Corp. 7.50% 04/15/2032	1	1
Primary Metal Industries — 1.5%
Noranda, Inc. 6.00% 10/15/2015	15	15
Printing & Publishing — 1.5%
Gannett Co., Inc. 5.50% 04/01/2007	10	10
Media General, Inc. 6.95% 09/01/2006	5	5
		15
Radio & Television Broadcasting — 0.9%
Univision Communications, Inc. 3.88% 10/15/2008	9	9

	Principal Amount	Value
Security & Commodity Brokers — 1.7%
Nuveen Investments, Inc. 5.00% 09/15/2010	$10	$10
Residential Capital Corp. 6.38% 06/30/2010	8	8
		18
Telecommunications — 3.5%
Alltel Corp. 4.66% 05/17/2007	10	10
SBC Communications, Inc. 5.75% 05/02/2006	10	10
Telefonica Europe BV 7.75% 09/15/2010	15	16
		36
Water Transportation — 1.6%
Carnival PLC 7.30% 06/01/2007	17	17
Total Corporate Debt Securities (cost: $465)		461
Total Investment Securities (cost: $1,001)@		$994
SUMMARY:
Investments, at value	96.7%	$994
Other assets less liabilities	3.3%	33
Net assets	100%	$1,027

NOTES TO SCHEDULE OF INVESTMENTS:

a Reinsurance Group of America has a fixed coupon rate of 6.75% until 12/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 266.5BP, if not called.

DEFINITIONS:

144A — 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $12 or 1.2% of the net assets of the Fund.

STRIPS — Separate Trading of Registered Interest and Principal of Securities

@ Aggregate cost for Federal income tax purposes is $1,002. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1 and $9, respectively. Net unrealized depreciation for tax purposes is $8.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Lead Portfolio Manager: Gary U. Rollé, Team Portfolio Managers: Geoff Edelstein, Edward S. Han, Glenn Weirick

Market Environment

The Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Russell 1000 Growth Index ("Russell 1000 Growth") finished 2005 with a moderate gain of 4.91% and 5.26%, respectively. Most of the advance occurred in the final quarter as wary investors looked past sundry near-term worries to focus on a central fact: the U.S. economy continued to grow at an impressive rate without generating higher core inflation. Despite thirteen interest-rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. In the end, these outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding, corporate profits growing and stock prices rising.

For the year as a whole, the other energy sector was far and away the index leader. The index's weakest areas included consumer discretionary and auto/transportation stocks.

Performance

For the year ended December 31, 2005, Transamerica Premier Institutional Equity Fund, Institutional Class returned 17.03%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Growth returned 4.91% and 5.26%, respectively.

Strategy Review

We focus on identifying powerful, long-term secular growth trends and quality companies positioned to benefit from them. For the past several years, these major long-term themes have included the digitization/personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure. The majority of the portfolio's top contributors to performance fall into at least one of these categories.

For example, in the area of technology and productivity, we chose SanDisk Corporation ("SanDisk"), which designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations.

Another top contributor, Genentech, Inc., is a biopharmaceuticals company specializing in cancer treatments that has had considerable success with recent drug trials (e.g., Avastin) and has a number of new medicines in development.

The third-largest contributor, Chicago Mercantile Exchange Holdings Inc. ("CME"), is an investment in both new technology and the growing global economy. CME, one of the world's major futures exchanges, is riding the wave of rapid growth in trading of futures and derivatives worldwide. In addition, CME is at the forefront of the transition to electronic exchanges.

Among our other expanding-global-infrastructure investments were Expeditors International of Washington, Inc., an established freight forwarding company, and Suncor Energy Inc., an Alberta-based company with vast reserves of oil-containing tar sands.

The price gains in these and other stocks were partially offset by losses in International Game Technology ("IGT"), XM Satellite Radio Holdings Inc. ("XM") and United Parcel Service, Inc. We exited IGT (slot machines and other gambling devices) but continue to hold XM, where we view the downturn as temporary. A slowdown in sales at XM's major distributor, General Motors Corporation, and heightened competition have weighed on the stock price recently. However, the company continues to meet its targets for customer growth.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND WITH THE S&P 500 INDEX AND THE RUSSELL 1000 GROWTH INDEX**

Total Returns As of December 31, 2005	One Year	Total Return Since Inception*
Institutional Class	17.03%	18.27%
S&P 500 Index(1)	4.91%	9.01%
Russell 1000 Growth Index(1)	5.26%	6.37%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The Indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index. For reporting periods through December 31, 2004, the Fund had selected the S&P 500 Index as its benchmark measure; however, the Russell 1000 Growth Index is more appropriate for comparison to the Fund.

  *  Institutional Class — June 1, 2004.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Institutional Class
Actual	$1,000.00	$1,168.20	0.75%	$4.10
Hypothetical[b]	1,000.00	1,021.42	0.75	3.82

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Schedule of Investments — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 98.2%
Business Services — 5.9%
eBay, Inc.‡	30,000	$1,298
Moody's Corp.	20,900	1,284
		2,582
Chemicals & Allied Products — 6.4%
Praxair, Inc.	26,000	1,377
Procter & Gamble Co.	24,862	1,439
		2,816
Communication — 2.5%
XM Satellite Radio Holdings, Inc. — Class A‡	41,000	1,118
Communications Equipment — 5.9%
QUALCOMM, Inc.	60,000	2,585
Computer & Data Processing Services — 6.2%
Intuit, Inc.‡	20,700	1,103
Microsoft Corp.	63,000	1,647
		2,750
Computer & Office Equipment — 7.3%
Apple Computer, Inc.‡	18,000	1,294
Sandisk Corp.‡	30,500	1,916
		3,210
Drug Stores & Proprietary Stores — 3.1%
Walgreen Co.	30,500	1,350
Electronic & Other Electric Equipment — 2.3%
General Electric Co.	29,290	1,027
Engineering & Management Services — 2.8%
Jacobs Engineering Group, Inc.‡	18,000	1,222
Hotels & Other Lodging Places — 4.8%
Marriott International, Inc. — Class A	19,000	1,272
MGM Mirage, Inc.‡	23,000	843
		2,115
Industrial Machinery & Equipment — 2.8%
Caterpillar, Inc.	21,270	1,229
Insurance — 4.3%
WellPoint, Inc.‡	23,700	1,891
Management Services — 2.9%
Paychex, Inc.	33,500	1,277
Medical Instruments & Supplies — 3.1%
Zimmer Holdings, Inc.‡	20,000	1,349

	Shares	Value
Oil & Gas Extraction — 4.6%
Anadarko Petroleum Corp.	7,000	$663
Schlumberger, Ltd.	14,000	1,360
		2,023
Personal Services — 2.3%
Weight Watchers International, Inc.‡	20,750	1,026
Petroleum Refining — 2.1%
Suncor Energy, Inc.	15,000	947
Pharmaceuticals — 6.7%
Allergan, Inc.	12,000	1,296
Genentech, Inc.‡	18,000	1,665
		2,961
Printing & Publishing — 3.0%
McGraw-Hill Cos., Inc. (The)	26,000	1,342
Retail Trade — 3.5%
Staples, Inc.	69,000	1,567
Security & Commodity Brokers — 8.8%
American Express Co.	29,930	1,540
Ameriprise Financial, Inc.	15,000	615
Chicago Mercantile Exchange	4,650	1,709
		3,864
Transportation & Public Utilities — 3.7%
Expeditors International of Washington, Inc.	24,500	1,654
Trucking & Warehousing — 3.2%
United Parcel Service, Inc. — Class B	19,000	1,428
Total Common Stocks (cost: $36,090)		43,333
Total Investment Securities (cost: $36,090)		$43,333
SUMMARY:
Investments, at value	98.2%	$43,333
Other assets less liabilities	1.8%	773
Net assets	100%	$44,106

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

DEFINITIONS:

*   Aggregate cost for Federal income tax purposes is $36,143. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $7,750 and $560, respectively. Net unrealized appreciation for tax purposes is $7,190.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL SMALL/MID CAP VALUE FUND

Lead Portfolio Manager: Michelle Stevens, Team Portfolio Manager: John Riazzi

Market Environment

Although corporate earnings were steady or expanded slightly, the real story behind the stock market's solid advance was the resilience of the U.S. economy and the absence of long-term inflationary pressures. Improved productivity levels and sustained consumer spending kept the economy moving forward in spite of numerous worries; including inconsistent jobs growth; raging energy prices; costly natural disasters; a burgeoning federal budget deficit; and the steady upward climb in interest rates. However, since headline inflation remained under control — despite sharply higher energy prices — the economy and markets climbed over this proverbial "wall of worries" to end in positive territory.

For the first time in several years, growth equities showed renewed strength and, late in the year, outpaced value equities, while energy-related stocks outpaced just about everything. Against this backdrop, the Russell 2500 Value Index ("Russell 2500 Value") of small and medium-sized companies generated a twelve-month total return of 7.74%. Energy-related sectors were the index's strongest; and automotive and transportation, its weakest.

Performance

From its inception February 1, 2005, through December 31, 2005, Transamerica Premier Institutional Small/Midcap Value Fund, Institutional Class returned 12.67%. By comparison its benchmark, the Russell 2500 Value returned 11.32%.

Strategy Review

We apply a combination of macroeconomic analysis and bottom-up or fundamental research to select both sectors and individual securities for investment. The objective: to create relatively concentrated portfolios that, in the aggregate, have lower valuation metrics (e.g., price-to-earnings and price-to-free cash flow ratios) than the benchmark Russell 2500 Value. Our ideal investment candidate possesses an extraordinary catalyst for generating significantly higher earnings than estimated by Wall Street.

Convinced that energy-related stocks offered some of the best values in the marketplace, we significantly overweighted the energy sector from the outset. As energy prices rose and remained high, this overweighting, combined with vastly superior total returns for our individual energy selections, was the primary factor in the portfolio's outperformance. Of the portfolio's ten largest contributors to results in 2005, six were energy stocks, including natural gas provider Chesapeake Energy Corporation; Edge Petroleum Corporation, an oil-and-gas exploration and production company operating in the Gulf of Mexico; and TODCO, a lessor of jack-up oil rigs.

The exceptional gains for these holdings more than offset losses among the portfolio's materials-and-processing, financial services and transportation (mostly worldwide shipping) stocks. Oil and natural gas often are used as raw materials in the processing of chemicals. However, prices for these raw materials rose so quickly that manufacturers were initially unable to pass through the higher input costs. Even though the situation was largely rectified by year-end 2005, companies like Georgia Gulf Corporation and PolyOne Corporation detracted from full-period results. Our financial services stocks (two real estate investment trusts) were negatively impacted by rising interest rates; and the shipping companies (DryShips Inc. and Genco Shipping & Trading Limited), by a lack of liquidity in a volatile market.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INSTITUTIONAL SMALL/MID CAP VALUE FUND WITH THE RUSSELL 2500 VALUE INDEX**

Total Returns As of December 31, 2005	Total Return Since Inception*
Institutional Class	12.67%
Russell 2500 Value Index(1)	11.32%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 — 1-800-596-5323 — http://www.funds-sp.com

    The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. You cannot invest directly in an Index.

  *  Institutional Class — February 1, 2005. Periods of less than one year are not annualized.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL SMALL/MID CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Institutional Class
Actual	$1,000.00	$1,083.40	0.88%	$4.62
Hypothetical[b]	1,000.00	1,020.77	0.88	4.48

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL SMALL/MID CAP VALUE FUND

Schedule of Investments — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 92.2%
Apparel Products — 2.0%
True Religion Apparel, Inc.‡	700	$11
Chemicals & Allied Products — 4.6%
Olin Corp.	600	12
PolyOne Corp.‡	1,200	8
Terra Nitrogen Co., L.P.	300	6
		26
Computer & Data Processing Services — 2.3%
Fair Isaac Corp.	300	13
Computer & Office Equipment — 2.0%
Hypercom Corp.‡	1,800	11
Construction — 5.5%
Chemed Corp.	300	15
McDermott International, Inc.‡	350	16
		31
Electronic & Other Electric Equipment — 5.0%
Acuity Brands, Inc.	370	12
Genlyte Group, Inc.‡	300	16
		28
Electronic Components & Accessories — 3.0%
Advanced Energy Industries, Inc.‡	500	6
OSI Systems, Inc.‡	600	11
		17
Environmental Services — 3.5%
Casella Waste Systems, Inc. — Class A‡	700	9
Republic Services, Inc.	300	11
		20
Fabricated Metal Products — 2.0%
Gulf Island Fabrication, Inc.	450	11
Food & Kindred Products — 0.2%
TreeHouse Foods, Inc.‡	64	1
Health Services — 1.6%
LifePoint Hospitals, Inc.‡	250	9
Holding & Other Investment Offices — 7.8%
Annaly Mortgage Management, Inc. REIT	800	9
Education Realty Trust, Inc. REIT	650	8
LTC Properties, Inc. REIT	500	11
Omega Healthcare Investors, Inc. REIT	1,300	16
		44
Hotels — 2.8%
Host Marriott Corp.	850	16
Industrial Machinery & Equipment — 2.5%
Allis-Chalmers Corp.‡	1,100	14
Insurance — 9.8%
AMBAC Financial Group, Inc.	150	12
American Safety Insurance Holdings, Ltd.‡	750	13
HCC Insurance Holdings, Inc.	465	14
PartnerRe, Ltd.	160	11

	Shares	Value
Insurance (continued)
Triad Guaranty, Inc.‡	120	$5
		55
Management Services — 2.1%
FTI Consulting, Inc.‡	450	12
Manufacturing Industries — 2.1%
Identix, Inc.‡	2,400	12
Medical Instruments & Supplies — 2.3%
Orthofix International NV‡	320	13
Oil & Gas Extraction — 11.9%
Bronco Drilling Co., Inc.‡	550	13
Cabot Oil & Gas Corp.	240	11
Edge Petroleum Corp.‡	450	11
Superior Energy Services, Inc.‡	800	17
Todco — Class A	400	15
		67
Primary Metal Industries — 2.0%
Aleris International, Inc.‡	350	11
Retail Trade — 2.1%
Sports Authority, Inc. (The)‡	400	12
Savings Institutions — 2.1%
Partners Trust Financial Group, Inc.	1,000	12
Telecommunications — 2.1%
Citizens Communications Co.	1,000	12
Transportation Equipment — 1.6%
Brunswick Corp.	230	9
Water Transportation — 7.3%
Aries Maritime Transport, Ltd.	1,000	13
DryShips, Inc.	660	8
Genco Shipping & Trading, Ltd.	600	10
StealthGas, Inc.‡	800	10
		41
Wholesale Trade Nondurable Goods — 2.0%
Dean Foods Co.‡	300	11
Total Common Stocks (cost: $489)		519
Total Investment Securities (cost: $489)@		$519
SUMMARY:
Investments, at value	92.2%	$519
Other assets less liabilities	7.8%	44
Net assets	100%	$563

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

DEFINITIONS:

REIT Real Estate Investment Trust

@ Aggregate cost for Federal income tax purposes is $489. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $58 and $28, respectively. Net unrealized appreciation for tax purposes is $30.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Lead Portfolio Manager: Gary U. Rollé, Co-Portfolio Manager: Geoff Edelstein

Market Environment

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished 2005 with a modest gain of 4.91% (7.53% for the eleven-month reporting period since the inception of Transamerica Premier Institutional Diversified Equity Fund). Most of the advance occurred in the final quarter as wary investors looked past sundry near-term worries to focus on a central fact: the U.S. economy continued to grow at an impressive rate without generating higher core inflation. Despite thirteen interest-rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. In the end, these outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding, corporate profits growing and stock prices rising.

For the year as a whole, the energy and utilities sectors were far and away the market leaders. The market's weakest areas included consumer stocks and telecommunications.

Performance

From its inception February 1, 2005, through December 31, 2005, Transamerica Premier Institutional Diversified Equity Fund, Institutional Class returned 11.88%. By comparison its benchmark, the S&P 500 returned 7.53%.

Strategy Review

We focus on identifying powerful, long-term secular growth trends and quality companies positioned to benefit from them. For the past several years, these major long-term themes have included: the digitization/personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure. The majority of the portfolio's holdings fall into one of these themes.

For example, our emphasis on the expanding global economy and infrastructure led us to invest in Suncor Energy Inc. ("Suncor"). Alberta, Canada-based Suncor, the top contributor to results, has the potential to produce significant oil from tar sands, which it extracts through surface mining, melting and other recovery methods.

Under the technology theme, we chose top contributors SanDisk Corporation ("SanDisk"), Apple Computer, Inc. ("Apple") and Chicago Mercantile Exchange Holdings Inc. ("Chicago Mercantile Exchange"). SanDisk designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. Apple's business is booming because its iPODs make personal digital music players user friendly. Chicago Mercantile Exchange, one of the world's major futures exchanges, is at the forefront of the transition to electronic exchanges.

We sold our investment in Diebold Incorporated, a manufacturer and servicer of ATMs. The company recently introduced a new generation of machines, but sales and installation fell below expectations, resulting in lost market share. In our view, management did not have a cogent plan for rectifying the loss. Another weak stock was Affymetrix, Inc. ("Affymetrix"), a manufacturer of silicone-based chips (known as microarrays) and related equipment used to help map the human genome and determine the best application of genetics-based pharmaceuticals. Affymetrix has developed third-generation equipment that is more robust in its analysis, but a delay in its introduction caused the stock to decline late in the year.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2005	Total Return Since Inception*
Institutional Class	11.88%
S&P 500 Index(1)	7.53%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 — 1-800-596-5323 — http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Institutional Class — February 1, 2005. Periods of less than one year are not annualized.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2005.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Institutional Class
Actual	$1,000.00	$1,130.50	0.74%	$3.97
Hypothetical[b]	1,000.00	1,021.48	0.74	3.77

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Schedule of Investments — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace — 1.1%
United Technologies Corp.	100	$6
Air Transportation — 1.8%
FedEx Corp.	100	10
Amusement & Recreation Services — 0.9%
Disney (Walt) Co. (The)	200	5
Automotive — 2.9%
Harley-Davidson, Inc.	150	8
PACCAR, Inc.	110	8
		16
Beverages — 1.1%
PepsiCo, Inc.	100	6
Business Services — 2.3%
eBay, Inc.‡	300	13
Chemicals & Allied Products — 4.7%
Ecolab, Inc.	300	11
Monsanto Co.	100	8
Procter & Gamble Co.	126	7
		26
Commercial Banks — 1.4%
JP Morgan Chase & Co.	200	8
Communication — 0.5%
XM Satellite Radio Holdings, Inc. — Class A‡	100	3
Communications Equipment — 1.6%
QUALCOMM, Inc.	200	9
Computer & Data Processing Services — 3.4%
Microsoft Corp.	400	10
NAVTEQ Corp.‡	200	9
		19
Computer & Office Equipment — 7.1%
Apple Computer, Inc.‡	300	21
Sandisk Corp.‡	300	19
		40
Drug Stores & Proprietary Stores — 1.3%
Walgreen Co.	150	7
Electronic & Other Electric Equipment — 1.4%
General Electric Co.	220	8
Engineering & Management Services — 3.2%
Jacobs Engineering Group, Inc.‡	260	18
Holding & Other Investment Offices — 3.2%
Plum Creek Timber Co., Inc.	500	18
Hotels & Other Lodging Places — 3.6%
Marriott International, Inc. — Class A	200	13
MGM Mirage, Inc.‡	200	7
		20

	Shares	Value
Industrial Machinery & Equipment — 9.6%
Caterpillar, Inc.	300	$17
Donaldson Co., Inc.	200	6
Graco, Inc.	200	7
Illinois Tool Works, Inc.	150	13
Kennametal, Inc.	210	11
		54
Insurance — 5.4%
Progressive Corp. (The)	90	10
WellPoint, Inc.‡	250	20
		30
Medical Instruments & Supplies — 2.3%
Zimmer Holdings, Inc.‡	200	13
Motor Vehicles, Parts & Supplies — 1.6%
BorgWarner, Inc.	150	9
Oil & Gas Extraction — 4.1%
Anadarko Petroleum Corp.	70	7
Apache Corp.	90	6
Schlumberger, Ltd.	100	10
		23
Paper & Allied Products — 2.1%
3M Co.	150	12
Personal Services — 1.3%
Weight Watchers International, Inc.‡	150	7
Petroleum Refining — 2.3%
Suncor Energy, Inc.	200	13
Pharmaceuticals — 3.0%
Amgen, Inc.‡	100	8
Johnson & Johnson	150	9
		17
Primary Metal Industries — 1.3%
Hubbell, Inc. — Class B	150	7
Printing & Publishing — 3.8%
McGraw-Hill Cos., Inc. (The)	400	21
Research & Testing Services — 1.6%
Affymetrix, Inc.‡	200	9
Restaurants — 2.1%
Starbucks Corp.‡	400	12
Retail Trade — 2.1%
Staples, Inc.	540	12
Rubber & Misc. Plastic Products — 1.1%
Sealed Air Corp.‡	100	6
Security & Commodity Brokers — 6.3%
American Express Co.	400	20
Ameriprise Financial, Inc.	160	6
Chicago Mercantile Exchange	25	9
		35

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Schedule of Investments (continued) — December 31, 2005 — (all amounts except share amounts in thousands)

	Shares	Value
Telecommunications — 1.1%
Verizon Communications, Inc.	200	$6
Transportation & Public Utilities — 0.7%
Expeditors International of Washington, Inc.	60	4
Water Transportation — 2.0%
Carnival Corp.	200	11
Wholesale Trade Durable Goods — 2.0%
Grainger (W.W.), Inc.	150	11
Total Common Stocks (cost: $479)		544
Total Investment Securities (cost: $479)@		$544
SUMMARY:
Investments, at value	97.3%	$544
Other assets less liabilities	2.7%	15
Net assets	100%	$559

NOTES TO SCHEDULE OF INVESTMENTS:

‡ Non-income producing.

DEFINITIONS:

@ Aggregate cost for Federal income tax purposes is $479. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $75 and $10, respectively. Net unrealized appreciation for tax purposes is $65.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

STATEMENTS OF ASSETS & LIABILITIES

December 31, 2005

(all amounts except per share amounts in thousands)

	Transamerica Premier Diversified Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund
Assets
Investment, at cost	$122,572	$340,636	$80,277	$107,895	$232,500	$105,820	$39,130
Investment, at value	$144,288	$416,552	$103,938	$147,183	$290,043	$106,856	$39,130
Cash	5,558	17,497	7,954	5,024	14,694	833	105
Receivables:
Securities sold	—	—	—	—	1,219	3	—
Fund shares sold	403	3,504	48	75	719	—	191
Interest	11	51	24	21	1,036	2,102	97
Dividends	157	203	37	97	300	—	—
Dividend reclaims receivable	—	—	—	—	1	—	—
Reimbursement from adviser	230	423	—	—	482	31	23
	$150,647	$438,230	$112,001	$152,400	$308,494	$109,825	$39,546
Liabilities
Payables:
Securities purchased	1,475	13,845	—	68	2,089	—	—
Fund shares redeemed	37	708	164	88	105	183	108
Advisory fees	93	291	58	79	194	50	11
Transfer agent fees	2	13	12	10	7	1	6
Directors fees	—	—	—	—	1	—	—
Distribution fees	69	100	31	48	111	3	—
Dividends to shareholders	—	—	—	—	—	—	3
Other accrued expenses	44	92	31	43	95	46	13
	1,720	15,049	296	336	2,602	283	141
Total Net Assets	$148,927	$423,181	$111,705	$152,064	$305,892	$109,542	$39,405
Net Assets Consist of:
Paid-in capital	$127,282	$348,397	$110,918	$154,533	$247,362	$130,273	$39,405
Distributable net investment income (loss)	33	—	—	—	30	—	—
Accumulated net realized gain (loss) on investments	(104)	(1,132)	(22,874)	(41,757)	957	(21,767)	—
Net unrealized appreciation (depreciation) of investments	21,716	75,916	23,661	39,288	57,543	1,036	—
Total Net Assets	$148,927	$423,181	$111,705	$152,064	$305,892	$109,542	$39,405
Investor Class
Net Assets	$148,927	$423,181	$111,705	$152,064	$305,892	$12,062	$39,405
Shares Outstanding	10,880	19,194	6,009	6,741	12,945	1,564	39,405
Net Asset Value, Offering Price and Redemption Price Per Share	$13.69	$22.05	$18.59	$22.56	$23.63	$7.71	$1.00
Institutional Class
Net Assets	N/A	N/A	N/A	N/A	N/A	$97,480	N/A
Shares Outstanding	N/A	N/A	N/A	N/A	N/A	12,746	N/A
Net Asset Value, Offering Price and Redemption Price Per Share	N/A	N/A	N/A	N/A	N/A	$7.65	N/A

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

STATEMENTS OF ASSETS & LIABILITIES (CONTINUED)

December 31, 2005

(all amounts except per share amounts in thousands)

	Transamerica Premier Institutional Bond Fund	Transamerica Premier Institutional Equity Fund	Transamerica Premier Institutional Small/Mid Cap Value Fund	Transamerica Premier Institutional Diversified Equity Fund
Assets
Investment, at cost	$1,001	$36,090	$489	$479
Investment, at value	$994	$43,333	$519	$544
Cash	15	696	35	3
Receivables:
Fund shares sold	—	83	—	—
Interest	9	2	—	—
Dividends	—	23	1	1
Reimbursement from adviser	10	31	9	12
	$1,028	$44,168	$564	$560
Liabilities
Payables:
Fund shares redeemed	—	9	—	—
Advisory fees	—	27	1	—
Other accrued expenses	1	26	—	1
	1	62	1	1
Total Net Assets	$1,027	$44,106	$563	$559
Net Assets Consist of:
Paid-in capital	$1,044	$36,954	$527	$501
Distributable net investment income (loss)	—	—	1	—
Accumulated net realized gain (loss) on investments	(10)	(91)	5	(7)
Net unrealized appreciation (depreciation) of investments	(7)	7,243	30	65
Total Net Assets	$1,027	$44,106	$563	$559
Shares Outstanding	105	3,867	53	50
Net Asset Value, Offering Price and Redemption Price Per Share	$9.75	$11.41	$10.73	$11.14

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

STATEMENTS OF OPERATIONS

For the year ended December 31, 2005

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund
Investment Income
Interest income	$193	$152	$168	$181	$3,793	$9,814	$1,249
Dividend income	1,188	1,493	750	1,219	2,474	—	—
Less withholding taxes on foreign dividends	(1)	(2)	—	—	(3)	—	—
Total Income	1,380	1,643	918	1,400	6,264	9,814	1,249
Expenses
Investment advisory fees	561	1,252	657	876	1,408	721	129
Administration fee	16	33	13	18	39	18	5
Transfer agent and shareholder servicing fees:
Investor Class	24	144	147	129	78	15	70
Class A	1	—	—	—	—	—	—
Distribution and service fees:
Investor Class	655	678	297	439	1,216	23	—
Class A	42	79	27	63	67	—	—
Custodian fees	19	32	17	22	43	33	11
Registration fees:
Investor Class	30	68	22	25	27	15	24
Institutional Class	—	—	—	—	—	2	—
Class A	3	2	2	2	5	—	—
Legal fees	35	68	30	40	89	45	12
Audit fees	33	58	22	30	75	34	9
Directors' fees and expenses	12	23	10	14	31	15	4
Printing fees	28	54	24	32	71	35	10
Other expenses	24	52	24	32	67	35	9
Total expenses before waiver and reimbursement	1,483	2,543	1,292	1,722	3,216	991	283
Reimbursed expenses and waived fees	(248)	—	(13)	(29)	(170)	(96)	(188)
Net Expenses	1,235	2,543	1,279	1,693	3,046	895	95
Net Investment Income (Loss)	145	(900)	(361)	(293)	3,218	8,919	1,154
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	158	12,154	7,799	11,632	8,567	1,283	—
Change in unrealized appreciation (depreciation) on investments	10,565	21,281	7,287	6,549	5,082	(6,204)	—
Net Realized and Unrealized Gain (Loss) on Investments	10,723	33,435	15,086	18,181	13,649	(4,921)	—
Net Increase (Decrease) in Net Assets from Operations	$10,868	$32,535	$14,725	$17,888	$16,867	$3,998	$1,154

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

STATEMENTS OF OPERATIONS (CONTINUED)

For the year ended December 31, 2005

(all amounts in thousands)

	Transamerica Premier Institutional Bond Fund[a]	Transamerica Premier Institutional Equity Fund	Transamerica Premier Institutional Small/Mid Cap Value Fund[a]	Transamerica Premier Institutional Diversified Equity Fund[a]
Investment Income
Interest income	$26	$31	$—	$1
Dividend income	—	427	9	5
Total Income	26	458	9	6
Expenses
Investment advisory fees	2	491	4	4
Administration fee	—	7	—	—
Transfer agent and shareholder servicing fees:
Institutional Class	—	1	—	—
Custodian Fees	6	41	3	3
Registration fees:
Institutional Class	36	72	38	36
Legal fees	—	21	—	—
Audit fees	—	25	—	—
Directors' fees and expenses	—	7	—	—
Printing fees	—	16	—	—
Other expenses	—	15	—	1
Total expenses before waiver and reimbursement	44	696	45	44
Reimbursed expenses and waived fees	(42)	(198)	(41)	(40)
Net Expenses	2	498	4	4
Net Investment Income (Loss)	24	(40)	5	2
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(10)	5,087	28	(8)
Change in unrealized appreciation (depreciation) on investments	(7)	2,437	30	65
Net Realized and Unrealized Gain (Loss) on Investments	(17)	7,524	58	57
Net Increase (Decrease) in Net Assets from Operations	$7	$7,484	$63	$59

a Commenced operations February 1, 2005.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund		Transamerica Premier Equity Fund		Transamerica Premier Focus Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$145	$125	$(900)	$(298)	$(361)	$(464)
Net realized gain (loss) on investments	158	1,058	12,154	10,625	7,799	11,522
Change in unrealized appreciation (depreciation) on investments	10,565	7,534	21,281	14,996	7,287	1,566
Net increase (decrease) in net assets resulting from operations	10,868	8,717	32,535	25,323	14,725	12,624
Dividends / Distributions to Shareholders
From net investment income:
Investor Class	(119)	(69)	—	—	—	—
From net realized gains on investments:
Investor Class	—	—	(9,672)	—	—	—
Net decrease in net assets resulting from distributions	(119)	(69)	(9,672)	—	—	—
Net Fund Shares Transactions	56,498	47,434	194,681	10,210	(2,271)	(6,427)
Net increase (decrease) in net assets	67,247	56,082	217,544	35,533	12,454	6,197
Net Assets
Beginning of period	81,680	25,598	205,637	170,104	99,251	93,054
End of period[1]	$148,927	$81,680	$423,181	$205,637	$111,705	$99,251
[1] Includes undistributed (accumulated) net investment income of:	$33	$16	$—	$49	$—	$—

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier Growth Opportunities Fund		Transamerica Premier Balanced Fund		Transamerica Premier High Yield Bond Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(293)	$(553)	$3,218	$2,224	$8,919	$9,111
Net realized gain (loss) on investments	11,632	13,378	8,567	8,540	1,283	4,151
Change in unrealized appreciation (depreciation) on investments	6,549	3,691	5,082	17,235	(6,204)	368
Net increase (decrease) in net assets resulting from operations	17,888	16,516	16,867	27,999	3,998	13,630
Dividends / Distributions to Shareholders
From net investment income:
Investor Class	(18)	—	(3,282)	(2,487)	(583)	(466)
Institutional Class	—	—	—	—	(8,465)	(8,749)
Class A	—	—	(132)	(151)	—	—
Net decrease in net assets resulting from distributions	(18)	—	(3,414)	(2,638)	(9,048)	(9,215)
Net Fund Shares Transactions	1,797	12,806	26,460	41,402	(28,796)	12,018
Net increase (decrease) in net assets	19,667	29,322	39,913	66,763	(33,846)	16,433
Net Assets
Beginning of period	132,397	103,075	265,979	199,216	143,388	126,955
End of period[1]	$152,064	$132,397	$305,892	$265,979	$109,542	$143,388
[1] Includes undistributed (accumulated) net investment income of:	$—	$—	$30	$(369)	$—	$(56)

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier Cash Reserve Fund		Transamerica Premier Institutional Bond Fund	Transamerica Premier Institutional Equity Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Period Ended December 31, 2005[a]	Year Ended December 31, 2005	Period Ended December 31, 2004[b]
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,154	$443	$24	$(40)	$190
Net realized gain (loss) on investments	—	—	(10)	5,087	326
Change in unrealized appreciation (depreciation) on investments	—	—	(7)	2,437	4,806
Net increase (decrease) in net assets resulting from operations	1,154	443	7	7,484	5,322
Dividends / Distributions to Shareholders
From net investment income:
Investor class	(1,154)	(443)	—	—	—
Institutional class	—	—	(26)	—	(190)
From net realized gains on investments:
Institutional class	—	—	—	(5,437)	(30)
Net decrease in net assets resulting from distributions	(1,154)	(443)	(26)	(5,437)	(220)
Net Fund Shares Transactions	2,367	(6,871)	1,046	(20,051)	57,008
Net increase (decrease) in net assets	2,367	(6,871)	1,027	(18,004)	62,110
Net Assets
Beginning of period	37,038	43,909	—	62,110	—
End of period[1]	$39,405	$37,038	$1,027	$44,106	$62,110
[1] Includes undistributed (accumulated) net investment income of:	$—	$—	$—	$—	$3

a Commenced operations on February 1 , 2005.

[b] Commenced operations on June 1, 2004.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier Institutional Small/Mid Cap Value Fund	Transamerica Premier Institutional Diversified Equity Fund
	Period Ended December 31, 2005[a]	Period Ended December 31, 2005[a]
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5	$2
Net realized gain (loss) on investments	28	(8)
Change in unrealized appreciation (depreciation) on investments	30	65
Net increase (decrease) in net assets resulting from operations	63	59
Dividends / Distributions to Shareholders
From net investment income:
Institutional Class	(4)	(2)
From net realized gains on investments:
Institutional Class	(23)	—
Net decrease in net assets resulting from distributions	(27)	(2)
Net Fund Shares Transactions	527	502
Net increase (decrease) in net assets	563	559
Net Assets
Begining of period	—	—
End of period[1]	$563	$559
[1]Includes undistributed (accumulated) net investment income of:	$1	$—

a Commenced operations on February 1, 2005.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Diversified Equity Fund
	Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value Beginning of year	$12.70	$11.17	$8.87	$11.10	$12.12
Operations
Net investment income (Loss)[a]	0.02	0.03	(0.01)	(0.01)	(0.11)
Net realized and unrealized gain (loss) on Investments	0.99	1.51	2.31	(2.22)	(0.87)
Total from investment operations	1.01	1.54	2.30	(2.23)	(0.98)
Dividends / Distributions and Other to Shareholders
Net investment income	(0.02)	(0.01)	—	—	—
Net realized gains on investments	—	—	—	—	(0.04)
Total dividends/distributions	(0.02)	(0.01)	—	—	(0.04)
Net Asset Value End of year	$13.69	$12.70	$11.17	$8.87	$11.10
Total Return[b]	7.93%	13.81%	25.93%	(20.09%)	(8.10%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.10%	1.20%	1.20%	1.20%	1.20%
Before reimbursement/fee waiver	1.31%	1.47%	1.80%	2.02%	1.77%
Net investment income (loss), after reimbursement/fee waiver	0.13%	0.28%	(0.07%)	(0.15%)	(0.91%)
Portfolio turnover rate	35%	30%	24%	72%	61%
Net assets end of the year (in thousands)	$148,927	$71,487	$18,660	$8,822	$10,980

	Transamerica Premier Equity Fund
	Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value Beginning of year	$19.46	$16.90	$12.93	$17.11	$20.77
Operations
Net investment Loss[a]	(0.08)	(0.02)	(0.07)	(0.13)	(0.20)
Net realized and unrealized gain (loss) on Investments	3.19	2.58	4.04	(4.05)	(3.46)
Total from investment operations	3.11	2.56	3.97	(4.18)	(3.66)
Dividends / Distributions and Other to Shareholders
Net realized gains on investments	(0.52)	—	—	—	—
Total dividends/distributions	(0.52)	—	—	—	—
Net Asset Value End of year	$22.05	$19.46	$16.90	$12.93	$17.11
Total Return[b]	15.96%	15.15%	30.70%	(24.43%)	(17.62%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.09%	1.29%	1.43%	1.42%	1.34%
Before reimbursement/fee waiver	1.09%	1.29%	1.43%	1.42%	1.34%
Net investment loss, after reimbursement/fee waiver	(0.38%)	(0.13%)	(0.46%)	(0.91%)	(0.98%)
Portfolio turnover rate	32%	34%	38%	34%	42%
Net assets, end of the year (in thousands)	$423,181	$179,454	$146,833	$96,788	$153,607

a Net investment income (loss) is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.01), $(0.00), $(0.07), $(0.10), and $(0.18) for the Diversified Equity Fund for the years ended December 31, 2005, 2004, 2003, 2002, and 2001. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period, except for the year ended December 31, 2001.

b Total Return represents aggregate total return for each period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Focus Fund
	Investor class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value Beginning of year	$16.01	$13.87	$9.94	$13.84	$19.24
Operations
Net investment Loss[a]	(0.06)	(0.07)	(0.07)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on Investments	2.64	2.21	4.00	(3.78)	(4.46)
Total from investment operations	2.58	2.14	3.93	(3.90)	(4.60)
Dividends / Distributions and Other to Shareholders
Net realized gains on investments	—	—	—	—	(0.80)
Total dividends/distributions	—	—	—	—	(0.80)
Net Asset Value End of year	$18.59	$16.01	$13.87	$9.94	$13.84
Total Return[b]	16.12%	15.43%	39.54%	(28.18%)	(23.92%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.32%	1.36%	1.40%	1.40%	1.40%
Before reimbursement/fee waiver	1.32%	1.36%	1.54%	1.56%	1.45%
Net investment loss, after reimbursement/fee waiver	(0.38%)	(0.48%)	(0.65%)	(1.08%)	(0.88%)
Portfolio turnover rate	67%	64%	59%	43%	70%
Net assets end of the year (in thousands)	$111,705	$92,565	$87,075	$73,525	$107,384

	Transamerica Premier Growth Opportunities Fund
	Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value Beginning of year	$19.73	$16.99	$12.69	$15.57	$20.82
Operations
Net investment Loss[a]	(0.05)	(0.08)	(0.10)	(0.16)	(0.17)
Net realized and unrealized gain (loss) on Investments	2.88	2.82	4.40	(2.72)	(4.42)
Total from investment operations	2.83	2.74	4.30	(2.88)	(4.59)
Dividends / Distributions and Other to Shareholders
Net investment income	(0.00)[c]	—	—	—	—
Net realized gains on investments	—	—	—	—	(0.66)
Redemption fees	(0.00)[c]	—	—	—	—
Total dividends/distributions	(0.00)	—	—	—	(0.66)
Net Asset Value End of year	$22.56	$19.73	$16.99	$12.69	$15.57
Total Return[b]	14.36%	16.13%	33.88%	(18.50%)	(22.07%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.31%	1.36%	1.40%	1.40%	1.40%
Before reimbursement/fee waiver	1.31%	1.36%	1.47%	1.42%	1.41%
Net investment loss, after reimbursement/fee waiver	(0.24%)	(0.44%)	(0.70%)	(1.12%)	(1.07%)
Portfolio turnover rate	52%	37%	29%	37%	55%
Net assets end of the year (in thousands)	$152,064	$118,442	$93,747	$81,481	$130,559

a Net investment income (loss) is after waivers and reimbursements by the Advisor (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09), $(0.14), and $(0.15) for the Focus Fund for the years ended December 31, 2003, 2002, and 2001, and $(0.05), $(0.11), $(0.16), and $(0.17) for the Growth Opportunities Fund for the years ended December 31, 2005, 2003, 2002, and 2001, respectively. Per share net investment income (loss) has been determined on the basis of the average number of share outstanding during the period.

b Total return represents aggregate total return for each period.

c Rounds to less than 0.01 per share.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Balanced Fund
	Investor class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value Beginning of year	$22.60	$20.22	$16.60	$18.70	$20.09
Operations
Net investment income (Loss)[a]	0.26	(0.22)	0.23	0.32	0.34
Net realized and unrealized gain (loss) on Investments	1.04	2.83	3.62	(2.05)	(1.38)
Total from investment operations	1.30	2.61	3.85	(1.73)	(1.04)
Dividends / Distributions and Other to Shareholders
Net investment income	(0.27)	(0.23)	(0.23)	(0.37)	(0.31)
Net realized gains on investments	—	—	—	—	(0.04)
Total dividends/distributions	(0.27)	(0.23)	(0.23)	(0.37)	(0.35)
Net Asset Value End of year	$23.63	$22.60	$20.22	$16.60	$18.70
Total Return[b]	5.81%	12.92%	23.20%	(9.24%)	(5.22%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.08%	1.29%	1.29%	1.25%	1.21%
Before reimbursement/fee waiver	1.14%	1.29%	1.29%	1.25%	1.21%
Net investment income (loss), after reimbursement/fee waiver	1.14%	(1.04%)	1.28%	1.79%	1.76%
Portfolio turnover rate	53%	47%	39%	57%	77%
Net assets end of the year (in thousands)	$305,892	$245,138	$183,331	$126,564	$138,588

	Transamerica Premier High Yield Bond Fund
	Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value Beginning of year	$8.00	$7.76	$7.05	$7.96	$8.35
Operations
Net investment income[a]	0.50	0.52	0.54	0.68	0.71
Net realized and unrealized gain (loss) on Investments	(0.28)	0.25	0.74	(0.89)	(0.35)
Total from investment operations	0.22	0.77	1.28	(0.21)	0.36
Dividends / Distributions and Other to Shareholders
Net investment income	(0.51)	(0.53)	(0.57)	(0.70)	(0.75)
Total dividends/distributions	(0.51)	(0.53)	(0.57)	(0.70)	(0.75)
Net Asset Value End of year	$7.71	$8.00	$7.76	$7.05	$7.96
Total Return[b]	2.93%	10.38%	18.76%	(2.60%)	4.49%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.34%	1.43%	1.64%	2.65%	3.54%
Net investment income, after reimbursement/fee waiver	6.46%	6.75%	7.26%	9.42%	8.45%
Portfolio turnover rate	93%	152%	171%	126%	119%
Net assets end of the year (in thousands)	$12,062	$8,227	$7,973	$7,604	$2,161

a Net investment income is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income per share would have been $0.20 for the Balanced Fund for the year ended December 31, 2005 and $0.24, $0.48, $0.49, $0.56, and $0.48 for the High Yield Bond Fund for the years ended December 31, 2005, 2004, 2003, 2002, and 2001, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period, except for the year ended December 31, 2001 for the Balanced Fund.

b Total return represents aggregate total return for each period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Cash Reserve Fund
	Investor class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Operations
Net investment income[a]	0.03	0.01	0.01	0.02	0.04
Total from investment operations	0.03	0.01	0.01	0.02	0.04
Dividends / Distributions and Other to Shareholders
Net investment income	(0.03)	(0.01)	(0.01)	(0.02)	(0.04)
Total dividends/distributions	(0.03)	(0.01)	(0.01)	(0.02)	(0.04)
Net Asset Value End of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[b]	3.06%	1.16%	0.92%	1.62%	4.12%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.74%	0.63%	0.88%	0.60%	0.74%
Net investment income, after reimbursement/fee waiver	3.02%	1.13%	0.92%	1.59%	4.04%
Net assets end of the year (in thousands)	$39,405	$37,038	$43,847	$48,290	$68,898

a Net investment income is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income per share would have been $0.03, $0.01, $0.00, $0.01, and $0.04 for the Cash Reserve Fund for the years ended December 31, 2005, 2004, 2003, 2002, and 2001 respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund
	Institutional Class
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value Beginning of year	$7.95	$7.70	$7.01	$7.91	$8.30
Operations
Net investment income[a]	0.52 [d]	0.54 [d]	0.56 [d]	0.71 [d]	0.80
Net realized and unrealized gain (loss) on investments	(0.29)	0.26	0.71	(0.90)	(0.42)
Total from investment operations	0.23	0.80	1.27	(0.19)	0.38
Dividends / Distributions and Other to Shareholders
Net investment income	(0.53)	(0.55)	(0.58)	(0.71)	(0.77)
Total dividends/distributions	(0.53)	(0.55)	(0.58)	(0.71)	(0.77)
Net Asset Value End of year	$7.65	$7.95	$7.70	$7.01	$7.91
Total Return[b]	3.08%	10.88%	18.87%	(2.24%)	4.77%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.65%	0.63%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.70%	0.63%	0.72%	0.74%	0.69%
Net investment income, after reimbursement/fee waiver	6.65%	7.06%	7.56%	9.72%	8.71%
Portfolio turnover rate	93%	152%	171%	126%	119%
Net assets end of the year (in thousands)	$97,480	$135,161	$118,982	$105,644	$100,745

Transamerica Premier Institutional Bond Fund
Period Ended December 31, 2005[f]
Net Asset Value Beginning of period	$10.00
Operations
Net investment income[a,d]	0.38
Net realized and unrealized loss on investments	(0.23)
Total from investment operations	0.15
Dividends / Distributions and Other to Shareholders
Net investment income	(0.40)
Total dividends/distributions	(0.40)
Net Asset Value End of period	$9.75
Total Return[b,e]	1.53%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver[c]	0.45%
Before reimbursement/fee waiver[c]	7.97%
Net investment income, after reimbursement/fee waiver[c]	4.18%
Portfolio turnover rate[e]	269%
Net assets end of the period (in thousands)	$1,027

a Net investment income (loss) is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.51, $0.55, $0.70, and $0.76 for the High Yield Bond Fund for the years ended December 31, 2005, 2003, 2002, and 2001, respectively, and $(0.30) for the Institutional Bond Fund for the period ended December 31, 2005.

b Total return represents aggregate total return for each period.

c Annualized.

d Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

e Not annualized.

f Commenced operations on February 1, 2005.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Institutional Equity Fund
	Year Ended December 31, 2005	Period Ended December 31, 2004[e]
Net Asset Value Beginning of period	$11.11	$10.00
Operations
Net investment income (Loss)[a]	(0.01)	0.08
Net realized and unrealized gain on investments	1.91	1.40
Total from investment operations	1.90	1.48
Dividends / Distributions and Other to Shareholders
Net investment income	—	(0.36)
Net realized gains on investments	(1.60)	(0.01)
Total dividends/distributions	(1.60)	(0.37)
Net Asset Value End of period	$11.41	$11.11
Total Return[b]	17.03%	11.51%[d]
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.75%	0.75%[c]
Before reimbursement/fee waiver	1.05%	0.90%[c]
Net investment income (loss), after reimbursement/fee waiver	(0.06%)	1.31%[c]
Portfolio turnover rate	122%	18%[d]
Net assets end of the period (in thousands)	$44,106	$62,110

Transamerica Premier Institutional Small/Mid Cap Value Fund
Year Ended December 31, 2005[f]
Net Asset Value Beginning of period	$10.00
Operations
Net investment income[a]	0.10
Net realized and unrealized gain on investments	1.17
Total from investment operations	1.27
Dividends / Distributions and Other to Shareholders
Net investment income	(0.08)
Net realized gains on investments	(0.46)
Total dividends/distributions	(0.54)
Net Asset Value End of period	$10.73
Total Return[b,d]	12.67%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver[c]	0.85%
Before reimbursement/fee waiver[c]	9.32%
Net investment income, after reimbursement/fee waiver[c]	1.00%
Portfolio turnover rate[d]	53%
Net assets end of the period (in thousands)	$563

a Net investment income (loss) is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.04) and $0.07 for the Institutional Equity Fund for the year ended December 31, 2005 and for the period ended December 31, 2004, respectively, and $(0.72) for the Institutional Small/Mid Cap Value Fund for the period ended December 31, 2005. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

c Annualized.

d Not annualized.

e Commenced operations on June 1, 2004.

f Commenced operations on February 1, 2005.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier Institutional Diversified Equity Fund
Period Ended December 31, 2005[e]
Net Asset Value Beginning of period	$10.00
Operations
Net investment income[a]	0.05
Net realized and unrealized gain on investments	1.14
Total from investment operations	1.19
Dividends / Distributions and Other to Shareholders
Net investment income	(0.05)
Total dividends/distributions	(0.05)
Net Asset Value End of period	$11.14
Total Return[b,d]	11.88%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver[c]	0.75%
Before reimbursement/fee waiver[c]	9.27%
Net investment income, after reimbursement/fee waiver[c]	0.52%
Portfolio turnover rate[d]	38%
Net assets end of the period (in thousands)	$559

a Net investment income (loss) is after fee waivers and reimbursements by the Adviser (Note 2). If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.75) for the Institutional Diversified Equity Fund for the period ended December 31, 2005. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

c Annualized.

d Not annualized.

e Commenced operations on February 1, 2005.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(all amounts in thousands)

1.  Organization and Significant Accounting Policies

Transamerica Investors, Inc. (the "Company") is a Maryland Corporation registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of eleven Funds: Transamerica Premier Diversified Equity Fund (the "Diversified Equity Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Focus Fund (the "Focus Fund"), Transamerica Premier Growth Opportunities Fund (the "Growth Opportunities Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund (the "High Yield Fund"), Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund"), Transamerica Premier Institutional Bond Fund (the "Institutional Bond Fund"), Transamerica Premier Institutional Equity Fund ("the Institutional Equity Fund"), Transamerica Premier Institutional Small/Mid Cap Value Fund ("the Institutional Small/Mid Cap Value Fund"), Transamerica Premier Institutional Diversified Equity Fund ("the Institutional Diversified Equity Fund"), (collectively referred to as the "Funds"). All of the Funds are diversified except the Focus Fund, which is non-diversified under the 1940 Act. For information on investment objectives and strategies, please refer to the Funds' prospectuses.

The Institutional Bond Fund, Institutional Small/Mid Cap Value Fund and Institutional Diversified Equity Fund began operations on February 1, 2005.

Effective May 1, 2005, Transamerica Premier Core Equity Fund changed its name to Transamerica Premier Diversified Equity Fund.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Multiple Class Operations and Expenses

The Company currently offers two classes of shares, an Investor and an Institutional class, that reflect different expense levels. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated to each class based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund.

On June 24, 2005, Class A shares merged into the Investor class.

Valuation of Securities

Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

As permitted under Rule 2a-7 of the 1940 Act, the Cash Reserve Fund values its securities at amortized cost, which approximates market value.

The Funds value their investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments. Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Funds' Valuation Committee, using guidelines adopted by the Board of Directors.

Pricing of Shares

The Funds price their shares on the basis of the net asset value of each class of shares of the Funds, which are determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

Cash

The Funds may leave cash overnight in their cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Funds to invest excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Gains and losses on sales of securities are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method, except the Cash Reserve Fund, which recognizes discount and premium on a straight line basis. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the High Yield Fund and the Institutional Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Diversified Equity Fund, the Equity Fund, the Focus Fund, the Growth Opportunities Fund , the Balanced Fund, the Institutional Equity Fund, the Institutional Small/Mid Cap Value Fund and the Institutional Diversified Equity Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2005

(all amounts in thousands)

distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

The tax character of distributions paid to shareholders during 2005 and 2004 were as follows:

	2005				2004
	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total	Ordinary Income	Long- Term Capital Gain	Total
Diversified Equity Fund	$119	$—	$—	$119	$69	$—	$69
Equity Fund	—	9,672	—	9,672	—	—	—
Focus Fund	—	—	—	—	—	—	—
Growth Opportunities Fund	18	—	—	18	—	—	—
Balanced Fund	2,543	871	—	3,414	2,638	—	2,638
High Yield Fund	9,048	—	—	9,048	9,215	—	9,215
Cash Reserve Fund	1,154	—	—	1,154	443	—	443
Institutional Bond Fund	24	—	2	26	N/A	N/A	N/A
Institutional Equity Fund	5,437	—	—	5,437	220	—	220
Institutional Small/ Mid Cap Value Fund	27	—	—	27	N/A	N/A	N/A
Institutional Diversified Equity Fund	—	—	2	2	N/A	N/A	N/A

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Diversified Equity Fund	$—	$—	$(101)	$21,746	$(21,645)
Equity Fund	—	—	(271)	75,055	74,784
Focus Fund	—	—	(22,796)	23,583	787
Growth Opportunities Fund	—	—	(41,748)	39,279	(2,469)
Balanced Fund	—	1,012	—	57,488	58,500
High Yield Fund	—	—	(21,763)	1,032	(20,731)
Cash Reserve Fund	—	—	—	—	—
Institutional Bond Fund	—	—	(9)	(8)	(17)
Institutional Equity Fund	—	—	(38)	7,190	7,152
Institutional Small/ Mid Cap Value Fund	6	—	—	30	36
Institutional Diversified Equity Fund	—	—	(6)	65	59

* Differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions from Real Estate Investment Trusts and premium amortization.

As of December 31, 2005, the following Funds have a capital loss carryforward:

	Expiring December 2009	Expiring December 2010	Expiring December 2011	Expiring December 2012	Expiring December 2013
Diversified Equity Fund	$—	$—	$101	$—	$—
Equity Fund	—	—	—	—	—
Focus Fund	1,696	21,101	—	—	—
Growth Opportunities Fund	36,292	3,461	1,995	—	—
Balanced Fund	—	—	—	—	—
High Yield Fund	3,944	17,819	—	—	—
Cash Reserve Fund	—	—	—	—	—
Institutional Bond Fund	—	—	—	—	6
Institutional Equity Fund	—	—	—	—	—
Institutional Small/ Mid Cap Value Fund	—	—	—	—	—
Institutional Diversified Equity Fund	—	—	—	—	6

The capital loss carryforward utilized during the year ended December 31, 2005 was as follows:

Capital Loss Carryforward Utilized During the Year Ended December 31, 2005
Diversified Equity Fund	$259
Equity Fund	2,463
Focus Fund	8,038
Growth Opportunities Fund	11,616
Balanced Fund	6,920
High Yield Fund	1,286

From November 1, 2005 to December 31, 2005, the Equity Fund, Institutional Bond Fund, Institutional Equity Fund and Institutional Diversified Equity Fund incurred net realized capital losses of $271, 3, 38 and 2, respectively. As permitted by tax regulations, these Funds have elected to defer these losses and treat them as arising in the year ending December 31, 2006.

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for items such as deferral of wash sales, return of capital distributions from Real Estate Investment Trusts, premium amortization, net operating losses and capital loss

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2005

(all amounts in thousands)

carryforwards. Permanent items identified in the year ended December 31, 2005, have been reclassified among components of net assets as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-in Capital
Diversified Equity Fund	$(9)	$111	$(102)
Equity Fund	851	49	(900)
Focus Fund	361	169	(530)
Growth Opportunities Fund	311	—	(311)
Balanced Fund	595	(175)	(420)
High Yield Fund	185	352	(537)
Cash Reserve Fund	—	—	—
Institutional Bond Fund	2	—	(2)
Institutional Equity Fund	37	(34)	(3)
Institutional Small/ Mid Cap Value Fund	—	—	—
Institutional Diversified Equity Fund	—	1	(1)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  Investment Advisory Fees and Other Transactions With Affiliates

The Company has an Investment Advisory Agreement (the "Agreement") with Transamerica Investment Management, LLC (the "Adviser"), an affiliate of AEGON N.V., a Netherlands corporation, on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the following Funds are:

Fund	% of ANA
Focus Fund	0.60%*
Growth Opportunities Fund	0.60%*
High Yield Fund	0.53%
Cash Reserve Fund	0.33%
Institutional Bond Fund	0.43%
Institutional Equity Fund	0.73%
Institutional Small/ Mid Cap Value Fund	0.83%
Institutional Diversified Equity Fund	0.73%

* Prior to May 17, 2005, the advisory fee was as follows: 0.85% of the first $1 billion, 0.82% of the next $1 billion and 0.80% in excess of $2 billion.

The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or nonrecurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund.

These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund	Investor Class	Institutional Class
Focus Fund	1.40%	—
Growth Opportunities Fund	1.40%	—
High Yield Fund	0.90%	0.65%
Cash Reserve Fund	0.25%	—
Institutional Bond Fund	—	0.45%
Institutional Equity Fund	—	0.75%
Institutional Small/ Mid Cap Value Fund	—	0.85%
Institutional Diversified Equity Fund	—	0.75%

The Adviser is entitled to be paid by the Equity Fund, Diversified Equity Fund, and the Balanced Fund an annual advisory fee, which is accrued daily and paid monthly based on average net assets ("ANA"), which may vary between a minimum fee and a maximum fee as follows.

Fund	Minimum Fee		Maximum Fee
Equity Fund	0.50	% of ANA	0.85% of the first $1 billion of ANA
			0.82% of the next $1 billion of ANA
			0.80% of ANA over $2 billion
Diversified Equity Fund	0.50	% of ANA	0.75% of the first $1 billion of ANA
			0.72% of the next $1 billion of ANA
			0.70% of ANA over $2 billion
Balanced Fund	0.50	% of ANA	0.75% of the first $1 billion of ANA
			0.72% of the next $1 billion of ANA
			0.70% of ANA over $2 billion

If payment of the Maximum Fee would result in the Fund's annualized operating expenses in any month to exceed the applicable contractual expense limitation ("Expense Cap") (shown below), the advisory fee payable to the Adviser will reduce from the Maximum Fee, but not below the Minimum Fee, in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the Minimum Fee would result in Fund operating expenses exceeding the Expense Cap, the Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap.

The Funds are subject to an Expense Cap applicable to each Fund's annual total operating expenses as follows:

Fund
Equity Fund	1.15%
Diversified Equity Fund*	1.15%
Balanced Fund	1.10%

*Prior to February 11, 2005, the Diversified Equity Fund Expense Cap was 0.85%.

The actual advisory fee paid for the year ended December 31, 2005 were:

Fund
Equity Fund	0.54%
Diversified Equity Fund	0.50%
Balanced Fund	0.50%

Effective January 1 ,2005, AEGON/ Transamerica Fund Services, Inc. and AEGON/ Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS"). TFS serves as administrator and transfer agent to the Funds.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2005

(all amounts in thousands)

TFS is an affiliate of AEGON, NV, a Netherlands corporation.

The Company entered into an agreement with TFS for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support and other legal matters. The Company pays TFS an annual fee of 0.02% of average net assets of each Fund.

AFSG Securities Corporation ("AFSG") is the principal underwriter and distributor of the shares for each of the Funds. AFSG is an affiliate of AEGON, NV, a Netherlands corporation.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities. No officer, director, or employee of the Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds (amounts not in thousands) a $14,000 annual fee, $1,500 for each Board meeting attended, and $1,000 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. The lead independent director and audit committee chairperson each receive an additional $3,000 annual fee.

For the year ended December 31, 2005, the Funds expensed aggregate fees of $116 to all directors who are not affiliated persons of the Investment Adviser.

As of December 31, 2005, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund
Diversified Equity Fund	5%
Equity Fund	2%
Focus Fund	13%
Growth Opportunities Fund	12%
Balanced Fund	8%
High Yield Fund	89%
Cash Reserve Fund	9%
Institutional Bond Fund	49%
Institutional Equity Fund	1%
Institutional Small/ Mid Cap Value Fund	100%
Institutional Diversified Equity Fund	100%

3.  Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, and Class A shares prior to the merger, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Cash Reserve Fund. On November 1, 1997, Transamerica Securities Sales Corporation ("TSSC") and subsequently AFSG agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. This fee is paid to securities dealers and financial intermediaries for providing personal services and account maintenance for their customers who hold such shares.

4. Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2005 were as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales
Diversified Equity Fund	$90,800	$—	$36,132	$—
Equity Fund	252,551	—	73,180	—
Focus Fund	65,854	—	59,451	—
Growth Opportunities Fund	67,636	—	62,954	—
Balanced Fund	117,889	39,073	108,535	34,609
High Yield Fund	117,080	—	143,347	—
Institutional Bond Fund	721	1,864	270	1,322
Institutional Equity Fund	76,749	—	98,976	—
Institutional Small/ Mid Cap Value Fund	729	—	268	—
Institutional Diversified Equity Fund	669	—	182	—

5. Capital Stock Transactions

At December 31, 2005, there were 1.04 billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the years and class indicated.

The Diversified Equity Fund, Equity Fund, Focus Fund and Growth Opportunities Fund have a short-term redemption fee in the Investor Class. Shares of these Funds purchased on or after October 1, 2003 that are sold or exchanged within 90 days of the purchase are assessed a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fees are included as a reduction to the amount of Capital stock redeemed in the tables below.

TRANSAMERICA PREMIER
DIVERSIFIED EQUITY FUND  Authorized Shares — 50,000

	Year Ended December 31, 2005		Year Ended December 31, 2004
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	5,427	$68,922	4,332	$49,639
Capital stock issued upon reinvestment of dividends and distributions	7	93	4	54
Capital stock redeemed	(999)	(12,673)	(376)	(4,312)
Redemption fees	N/A	6	N/A	1
Class level exchanges	815	9,938	—	—
Net increase	5,250	$66,286	3,960	$45,382

TRANSAMERICA PREMIER
DIVERSIFIED EQUITY FUND

	Year Ended December 31, 2005		Year Ended December 31, 2004
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	101	$1,246	361	$4,061
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(90)	(1,096)	(178)	(2,009)
Class level exchanges	(818)	(9,938)	—	—
Net increase (decrease)	(807)	$(9,788)	183	$2,052

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2005

(all amounts in thousands)

TRANSAMERICA PREMIER
EQUITY FUND  Authorized Shares — 70,000

	Year Ended December 31, 2005		Year Ended December 31, 2004
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	10,731	$235,157	2,694	$48,109
Capital stock issued upon reinvestment of dividends and distributions	427	9,461	—	—
Capital stock redeemed	(2,730)	(53,833)	(2,159)	(37,489)
Redemption fees	N/A	75	N/A	11
Class level exchanges	1,545	29,770	—	—
Net increase	9,973	$220,630	535	$10,631

TRANSAMERICA PREMIER
EQUITY FUND

	Year Ended December 31, 2005		Year Ended December 31, 2004
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	302	$5,623	263	$4,484
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(98)	(1,802)	(289)	(4,905)
Class level exchanges	(1,574)	(29,770)	—	—
Net decrease	(1,370)	$(25,949)	(26)	$(421)

TRANSAMERICA PREMIER
FOCUS FUND  Authorized Shares — 60,000

	Year Ended December 31, 2005		Year Ended December 31, 2004
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	1,129	$19,432	1,476	$22,084
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(1,290)	(21,266)	(1,975)	(28,460)
Redemption fees	N/A	6	N/A	117
Class level exchanges	390	6,232	—	—
Net increase (decrease)	229	$4,404	(499)	$(6,259)

TRANSAMERICA PREMIER
FOCUS FUND

	Year Ended December 31, 2005		Year Ended December 31, 2004
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	44	$671	121	$1,742
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(71)	(1,114)	(134)	(1,910)
Class level exchanges	(394)	(6,232)	—	—
Net decrease	(421)	$(6,675)	(13)	$(168)

TRANSAMERICA PREMIER
GROWTH OPPORTUNITIES FUND  Authorized Shares — 60,000

	Year Ended December 31, 2005		Year Ended December 31, 2004
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	1,815	$37,049	2,673	$48,776
Capital stock issued upon reinvestment of dividends and distributions	1	18	—	—
Capital stock redeemed	(1,858)	(36,743)	(2,187)	(38,907)
Redemption fees	N/A	43	N/A	35
Class level exchanges	780	14,929	—	—
Net increase	738	$15,296	486	$9,904

TRANSAMERICA PREMIER
GROWTH OPPORTUNITIES FUND

	Year Ended December 31, 2005		Year Ended December 31, 2004
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	154	$2,900	324	$5,774
Capital stock issued upon reinvestment of dividends and distributions	0	0	—	—
Capital stock redeemed	(80)	(1,470)	(163)	(2,872)
Class level exchanges	(788)	(14,929)	—	—
Net increase (decrease)	(714)	$(13,499)	161	$2,902

TRANSAMERICA PREMIER
BALANCED FUND  Authorized Shares — 60,000

	Year Ended December 31, 2005		Year Ended December 31, 2004
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	2,650	$59,484	3,250	$68,621
Capital stock issued upon reinvestment of dividends and distributions	143	3,258	109	2,470
Capital stock redeemed	(1,686)	(37,796)	(1,577)	(32,457)
Redemption fees	N/A	—	N/A	—
Class level exchanges	990	21,501	—	—
Net increase	2,097	$46,447	1,782	$38,634

TRANSAMERICA PREMIER
BALANCED FUND

	Year Ended December 31, 2005		Year Ended December 31, 2004
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	143	$3,172	379	$7,740
Capital stock issued upon reinvestment of dividends and distributions	6	132	7	151
Capital stock redeemed	(82)	(1,790)	(248)	(5,123)
Class level exchanges	(994)	(21,501)	—	—
Net increase (decrease)	(927)	$(19,987)	138	$2,768

TRANSAMERICA PREMIER
HIGH YIELD BOND FUND  Authorized Shares — 50,000

	Year Ended December 31, 2005		Year Ended December 31, 2004
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	2,341	$18,257	2,552	$19,809
Capital stock issued upon reinvestment of dividends and distributions	67	528	55	419
Capital stock redeemed	(1,872)	(14,721)	(2,607)	(20,318)
Net increase (decrease)	536	$4,064	—	$(90)

TRANSAMERICA PREMIER
HIGH YIELD BOND FUND

	Year Ended December 31, 2005		Year Ended December 31, 2004
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	783	$6,087	1,243	$9,658
Capital stock issued upon reinvestment of dividends and distributions	1,098	8,465	1,141	8,749
Capital stock redeemed	(6,145)	(47,412)	(818)	(6,299)
Net increase (decrease)	(4,264)	$(32,860)	1,566	$12,108

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2005

(all amounts in thousands)

TRANSAMERICA PREMIER
CASH RESERVE FUND  Authorized Shares — 510,000

	Year Ended December 31, 2005		Year Ended December 31, 2004
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	60,631	$60,631	53,109	$53,109
Capital stock issued upon reinvestment of dividends and distributions	1,136	1,136	471	473
Capital stock redeemed	(59,400)	(59,400)	(60,389)	(60,391)
Redemption fees	N/A	—	N/A	—
Net increase (decrease)	2,367	$2,367	(6,809)	$(6,809)

TRANSAMERICA PREMIER
CASH RESERVE FUND

	Year Ended December 31, 2005		Year Ended December 31, 2004
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	—	$—	100	$100
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	—	—	(162)	(162)
Net decrease	—	$—	(62)	$(62)

TRANSAMERICA PREMIER
INSTITUTIONAL BOND FUND**  Authorized Shares — 50,000

	Period Ended December 31, 2005		Year Ended December 31, 2004
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	103	$1,020	N/A	N/A
Capital stock issued upon reinvestment of dividends and distributions	2	26	N/A	N/A
Capital stock redeemed	—	—	N/A	N/A
Net increase	105	$1,046	N/A	N/A

TRANSAMERICA PREMIER
INSTITUTIONAL EQUITY FUND*  Authorized Shares — 30,000

	Year Ended December 31, 2005		Period Ended December 31, 2004
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	7,512	$81,418	5,767	$58,798
Capital stock issued upon reinvestment of dividends and distributions	474	5,437	19	212
Capital stock redeemed	(9,710)	(106,906)	(195)	(2,002)
Net increase (decrease)	(1,724)	$(20,051)	5,591	$57,008

TRANSAMERICA PREMIER
INSTITUTIONAL SMALL/ MID CAP
VALUE FUND**  Authorized Shares — 50,000

	Period Ended December 31, 2005		Year Ended December 31, 2004
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	50	$500	N/A	N/A
Capital stock issued upon reinvestment of dividends and distributions	3	27	N/A	N/A
Capital stock redeemed	—	—	N/A	N/A
Net increase	53	$527	N/A	N/A

TRANSAMERICA PREMIER
INSTITUTIONAL DIVERSIFIED
EQUITY FUND**  Authorized Shares — 50,000

	Period Ended December 31, 2005		Year Ended December 31, 2004
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	50	$500	N/A	N/A
Capital stock issued upon reinvestment of dividends and distributions	—	2	N/A	N/A
Capital stock redeemed	—	—	N/A	N/A
Net increase	50	$502	N/A	N/A

*Commenced operations on June 1, 2004.

**Commenced operations on February 1, 2005.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2005

(all amounts in thousands)

Supplemental Tax Information (unaudited)

For dividends paid during the year ended December 31, 2005, the Diversified EquityFund, Growth Opportunities Fund, Balanced Fund, Institutional Equity Fund, Institutional Small/Mid Cap Value Fund and Institutional Diversified Equity Fund, each designates 61%, 100%, 69%, 7%, 100% and 45% as qualified income, respectively.

The percentage of ordinary dividends received during 2005 that qualifies for the corporate dividend received deduction was 100%, 100%, 60%, 10%, 20% and 100% for the Diversified Equity Fund, Growth Opportunities Fund, Balanced Fund, Institutional Equity Fund, Institutional Small/Mid Cap Value Fund and Institutional Diversified Equity Fund, respectively. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2005 by the percentage noted above.

For tax purposes, the Equity Fund and Balanced Fund have made Long-Term Capital Gain Designations of $9,672 and $871, respectively, for the year ended December 31, 2005.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

DIRECTORS AND OFFICERS

Directors:

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships
Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 DOB 8/28/33	Director and Chairman of the Board	Indefinite** 1995 – present; Chairman since 2004	11	Vice Chairman of Aon Risk Services Inc. of Southern California	N/A

Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 DOB 7/24/41	Director and President	Indefinite** President 1999 – present	11	Director, President & Chief Investment
Officer, Transamerica Investment
Management, LLC (TIM) (1999 – present);
Director, President & Chief Investment
Officer, Transamerica Investment Services,
Inc. (TISI) (1967 – present); Director,
Transamerica Life Canada; AEGON Capital
Management Inc.; AEGON Fund
Management Inc.; Gemini Investments, Inc.;
				Transamerica CBO I, Inc.	N/A

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 DOB 7/21/49	Director	Indefinite** 1995 – present	11	Dean of Robinson College of Business, Georgia State University (1997 – present)	The ServiceMaster Company (1994 – present); Total System Services, Inc. (1999 – present).

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 DOB 10/22/35	Director	Indefinite** 1995 – present	11	Chairman of Carl Terzian Associates (1969 – present)	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present); Electronic Clearing House, Inc. (2002 – present).

Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 DOB 6/13/52	Director	Indefinite** 2003 – present	11	Retired KPMG (1999 – present)	Big 5 Sporting Goods (2002 – present) PetCo (2004 – present)

David R. Carpenter P.O. Box 50318 Santa Barbara, CA 93150 DOB 3/24/39	Director	Indefinite*** 2005 – present	11	Chairman & CEO Unihealth Foundation (1998 – present)	Paradigm Partners, Intl; Auto Club of Southern California; National Institute of Transplantation; Cancer Center of Santa Barbara.

*  Appears after the name of each director or officer who is an Interested Person (as defined in the 1940 Act) of the Company.

**  Directors serve an indefinite term until his/her successor is elected.

***  Elected and serves at the pleasure of the Board of Directors of Transamerica Investors, Inc. No officer of Transamerica Investors, Inc. except for the Chief Compliance Officer receives any compensation from Transamerica Investors, Inc.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

DIRECTORS AND OFFICERS (CONTINUED)

Officers:

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships
Brian C. Scott* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 9/29/43	Chief Executive Officer	2003 – present***	11	Trustee (2003 – present), President & CEO,
AEGON/Transamerica Series Trust (ATST)
and Transamerica IDEX Mutual Funds
(TA IDEX) (2002 – present); Director
(2003 – 2005, 2006 – present),
President & CEO, Transamerica Income Shares, Inc. (TIS) (2002 – present);
Director, President & CEO, TISI
(2003 – 2005); Manager, TIM (2002 – 2005); Director (2002 – present); President & CEO, Transamerica Fund Advisors, Inc.
(TFAI); & Transamerica Fund Services, Inc.
				(TFS) (2001 – present)	N/A

John K. Carter* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 4/24/61	Vice President Secretary & Chief Compliance Officer	2003 – present*** 2004 – present***	11	Sr. Vice President (2003 – present),
General Counsel (2002 – present),
Secretary (1999 – present) & Chief Compliance Officer (2004 – present), ATST, TA IDEX (1999 – present) & TIS; Director, Sr. Vice President (2002 – present), General Counsel & Secretary (2001 – present) TFAI & TFS; Chief Compliance Officer, TFAI
(2004 – present); Vice President, AFSG Securities Corporation (AFSG)
(2001 – present ); Vice President, TIM
				(2001 – 2005) & TISI (2003 – 2005)	N/A

*  Appears after the name of each director or officer who is an Interested Person (as defined in the 1940 Act) of the Company.

**  Directors serve an indefinite term until his/her successor is elected.

***  Elected and serves at the pleasure of the Board of Directors of Transamerica Investors, Inc. No officer of Transamerica Investors, Inc. except for the Chief Compliance Officer receives any compensation from Transamerica Investors, Inc.

Additional information about the fund directors can be found in the Statement of Additional Information, available without charge by calling: 1-800-892-7587.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Diversified Equity Fund, Transamerica Premier Equity Fund, Transamerica Premier Focus Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Institutional Bond Fund, Transamerica Premier Institutional Equity Fund, Transamerica Premier Institutional Small Mid/Cap Value Fund and Transamerica Premier Institutional Diversified Equity Fund ) (the "Funds") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 7, 2006

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

Transamerica Premier Funds

Investment Adviser

Transamerica Investment Management, LLC
1150 South Olive Street
Los Angeles, California 90015

Distributor

AFSG Securities Corporation
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer Agent

Transamerica Fund Services, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

PROXY VOTING POLICIES AND PROCEDURES

A description of the Transamerica Premier Funds' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-892-7587 (toll free) or on the Securities and Exchange Commission (SEC) website (www.sec.gov).

In addition, the Funds are required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TRANSAMERICA PREMIER FUNDS 2005 ANNUAL REPORT

Transamerica Fund Services, Inc.

P.O. BOX 9012

CLEARWATER, FLORIDA 33758-9012

PRSRT STD

U.S. POSTAGE

PAID

AEGON

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

©2001 AFSG Securities Corporation, Distributor

AFSG Securities Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 577-0205

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Sandra N. Bane is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane is an “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon her any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon her as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

(in thousands)

		Fiscal Year Ended 12/31
		2004	2005

(a)	Audit Fees	211	182
(b)	Audit-related Fees	28	8
(c)	Tax Fees	30	20
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to
	Registrant)	N/A	N/A

(h)	Disclose whether the Audit Committee has considered whether the
	provisions of non-audit services rendered to the Adviser that were NOT pre-
	approved is compatible with maintaining the auditor’s independence.	Yes	Yes

* (e) (1)                  The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Sidney E. Harris, Charles C. Reed and Carl R. Terzian.

Item 6: Schedule of Investments.

The Schedules of Investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors:  currently the registrant does not have a policy with regard to the consideration of director candidates recommended by shareholders as it does not currently contemplate adding Board members or otherwise changing the Board’s composition.

Item 11: Controls and Procedures.

(a)          Based on their evaluation of registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2005, registrant’s principal executive officer and principal financial officer found registrant’s disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         There have been no significant changes in Registrant’s internal controls over financial reporting that occurred during the Registrant’s second fiscal quarter that has materially affected, or is reasonable likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) N/A

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Investors, Inc.
(Registrant)

By:	/s/ Brian C. Scott
Brian C. Scott
Chief Executive Officer

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian C. Scott
Brian C. Scott
Chief Executive Officer

Date:	March 2, 2006

By:	/s/ Glenn E. Brightman
Glenn E. Brightman
Principal Financial Officer

Date:	March 2, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer